UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Symmetry Surgical Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2016

To Our Shareholders:

You are cordially invited to attend Symmetry Surgical Inc.’s 2016 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. EDT on April 27, 2016 at the Newark Liberty International Airport Marriott Hotel, 1 Hotel Rd., Newark, NJ 07114 for the following purposes:

(1)	To elect two Class II Directors, James S. Burns and Craig B. Reynolds, to serve for a three-year term;
(2)	To ratify the appointment of Deloitte & Touche, LLP as our independent auditors for the fiscal year ending December 31, 2016;
(3)	To consider and approve Amendment No.1 to the Symmetry Surgical Inc. 2014 Equity Incentive Plan; and
(4)	To conduct any other business that properly comes before the meeting or any adjournments or postponements thereof.

You may attend and vote on matters to be decided at the meeting if you were a shareholder of record at the close of business on February 29, 2016.

In accordance with United States Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Rather than sending a paper copy, we are sending a notice along with instructions for accessing the materials and voting online. This process substantially reduces the costs associated with printing and distributing the proxy materials.

This 2016 Proxy Statement and our 2015 Annual Report to Shareholders, which is not a part of this proxy soliciting material, are available on our web site at www.symmetrysurgical.com under the heading “Investor Relations” and the tab thereunder entitled “Annual Report/Proxy.” They are also available at www.proxyvote.com.

To make it easier for you to cast your vote, we have provided three methods by which you may vote:

(1)	Utilize the web-based voting option provided by your broker (if you hold your shares in street name) or Computershare (if you are a record shareholder); or
(2)	Vote in person at the meeting; or
(3)	Request paper copies of the proxy and vote by returning the paper proxy card.

You may always revoke your proxy before it is voted at the meeting by following the instructions in the accompanying proxy statement.

/s/ Thomas J. Sullivan
President & Chief Executive Officer

March 14, 2016

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SYMMETRY SURGICAL INC.
3034 Owen Dr.
Antioch, TN 37013
Telephone: (800) 251-3000
2016 PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be Held on April 27, 2016

EXPLANATORY NOTE

Symmetry Surgical Inc. (the “Company” or “SSRG”) is an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act,” including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, (the “Securities Exchange Act of 1934”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

VOTING INFORMATION

Purpose. We are providing proxy materials, in connection with the solicitation of proxies by our Board of Directors (the “Board”), to be voted at our 2016 Annual Meeting of Shareholders (the “Annual Meeting”) and at any postponement or adjournment thereof. We will hold the meeting on April 27, 2016, beginning at 9:00 A.M. EDT at the Newark Liberty International Airport Marriott Hotel, 1 Hotel Rd., Newark, NJ 07114. We are soliciting proxies from our shareholders to give all shareholders an opportunity to vote on matters to be presented at the meeting, even if they do not wish to attend the Annual Meeting in person. In the following pages of this proxy statement, you will find information on matters to be voted on at the Annual Meeting, or at any adjournment or postponement of the meeting. This Notice of Annual Meeting of Shareholders and 2016 Proxy Statement, along with our 2015 Annual Report to Shareholders, are available on our web site at www.symmetrysurgical.com under the heading “Investor Relations” and the tab thereunder entitled “Annual Report/Proxy” and at www.proxyvote.com. Other than our proxy statement and form of proxy, no other information on our web site is to be considered a part of our proxy soliciting materials.

Notice of Electronic Availability of Proxy Statement and Annual Report. We are making this proxy statement and the 2015 Annual Report to Shareholders available electronically via the Internet. Under rules adopted by the United States Securities and Exchange Commission (“SEC”), we are furnishing these proxy materials primarily via the Internet instead of mailing printed copies to each shareholder. On March 14, 2016, we mailed to our shareholders of record, as of the close of business on February 29, 2016, a Notice of Internet Availability containing instructions on how to access our proxy materials, including our 2016 Proxy Statement and 2015 Annual Report to Shareholders. The Notice of Internet Availability also provides instructions on how to vote through the Internet. This process is designed to expedite your receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. If you would prefer to receive printed proxy materials, however, please follow the instructions included in the Notice of Internet Availability.

Who Can Vote. You are entitled to notice of, and to vote at, the Annual Meeting if you were a shareholder of record at the close of business on February 29, 2016. If your shares of common stock are registered in your name with our transfer agent, Computershare Trust Company, N.A., you are the shareholder of record. If your shares are held in the name of a broker, custodian, bank, or other holder of record, that person is the shareholder of record and you are considered the “beneficial” owner and to hold your shares in “street name.” If you hold your shares in street name, you may instruct your broker, custodian, bank or other holder of record how to vote your shares. If you wish to vote your shares in person at the Annual Meeting, you must obtain a legal proxy from your broker, custodian, bank or other nominee (who is the stockholder of record), giving you the right to vote the shares. If you are not present in person at the Annual Meeting, your shares can be voted only if represented by a valid proxy, as described below under “Voting of Shares.”

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Shares Outstanding. On the record date, February 29, 2016, there were 10,731,139 shares of common stock outstanding. A list of shareholders entitled to vote at the meeting is available at our corporate headquarters office and will also be available at the meeting. Each share is entitled to one vote on each matter properly brought before the meeting.

Voting of Shares. We realize that most of our shareholders will not be able to attend the Annual Meeting in person. Therefore, it is very important that your shares be represented by proxy. This is because we can only take action at the Annual Meeting with respect to a particular matter if a quorum, or majority, of the total number of shares of common stock outstanding and entitled to vote on that matter is present, in person or by proxy. Consequently, we are asking for your proxy to authorize the persons named in the proxy to vote your shares at the Annual Meeting in accordance with your instructions.

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability. Voting in this manner will not limit your right to vote in person at the meeting if you decide to attend the meeting.

If you are a beneficial owner and your shares are held in the name of a broker, custodian, bank, or other holder of record and you wish to vote your shares at the meeting, you will need to obtain from that broker, bank or other holder of record, a legal proxy, executed in your favor from that record holder, authorizing you to vote those shares at the Annual Meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the persons named as proxies and acting thereunder will have the discretion to vote on those matters according to their best judgment to the same extent as the person granting the proxy. On the date this proxy statement was printed, we did not anticipate that any other matters would be raised at the Annual Meeting. You may revoke your proxy at any time before it is voted at the meeting in one of three ways:

•	Notify our Corporate Secretary in writing at the Company’s Corporate Offices, 3034 Owen Dr., Antioch, TN 37013 before the meeting that you wish to revoke your proxy;
•	Submit another proxy with a later date; or
•	Vote in person at the meeting.

The effect of not voting depends on how ownership of your shares is registered and the proposal to be voted upon.

Voting Shares Held by Brokers, Banks and Other Nominees. Brokers, banks or other nominees typically hold shares of common stock for many shareholders. In this situation the “record holder” on our stock register is the broker, bank or other nominee. As indicated above, when stock is held in this manner by an institution, it is referred to as holding shares in “street name.” In such cases, you – as the actual “beneficial owner” of the stock – do not appear on our shareholder register. If you own your shares in street name and do not give your voting instructions to your broker, bank or other nominee, that institution may represent your shares at the shareholder meeting. However, in the absence of your voting instructions, the institution will be able to vote your shares only with respect to items which are considered “routine” under the rules of the NASDAQ Stock Market. Your failure to provide voting instructions on any non-routine matters will therefore result in a “broker non-vote.” The election of directors and approval of Amendment No. 1 to the Symmetry Surgical Inc. 2014 Equity Incentive Plan are considered “non-routine” matters under applicable NASDAQ rules and, therefore, if you hold your shares through a bank, broker or other similar organization, the organization may not vote your shares on these matters absent specific instructions from you. Accordingly, in order to avoid a broker non-vote of your shares on the election of directors and approval of Amendment No. 1 to the Symmetry Surgical Inc. 2014 Equity Incentive Plan, you must provide voting instructions to your bank, broker or other nominee.

For purposes of determining whether a quorum is present, shares voted FOR, AGAINST or ABSTAIN, as well as broker “non-votes” count as shares that are present, although broker non-votes will not count in determining total votes actually cast on a particular matter. Abstentions will have the effect of a vote against Items 2 and 3 for consideration by the shareholders (ratification of accountants and approval of amendment to equity plan).

If you properly submit your proxy card for shares held by your broker or other nominee, then the persons named in your proxy card will vote your shares as you have directed. If you do not submit instructions to your broker or other nominee, they may direct the vote of your shares with respect to the ratification of the appointment of Deloitte & Touche, LLP as independent auditors for the fiscal year ending December 31, 2016, but they may not vote on any other matter.

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Voting Shares Held in Your Name. If you are the record owner, and if you submit your proxy instructions, your proxy - the person named in your proxy - will vote your shares as you have directed. If you do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•	FOR the election of all directors;
•	FOR ratification of Deloitte & Touche, LLP as the Company’s independent auditors for fiscal 2016; and
•	FOR approval of Amendment No. 1 to the Symmetry Surgical 2014 Equity Incentive Plan.

Required Vote. So long as a quorum is present, the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the meeting is needed to ratify the appointment of Deloitte & Touche, LLP as independent auditors for the fiscal year 2016, for the approval of Amendment No. 1 to the Symmetry Surgical 2014 Equity Incentive Plan and any other matters that may properly come before the Annual Meeting, other than the election of directors. Directors are elected by a plurality of votes, so the two nominees set forth herein will be elected as directors if they receive any votes.

Cost of Preparing, Mailing and Soliciting Proxies. We will pay all of the costs of preparing, printing and mailing the Notice of Internet Availability, of printing and mailing proxy materials to our shareholders who specifically request them and of soliciting proxies. We will also reimburse brokers, custodians, banks and other holders of record for the reasonable expenses incurred by them in forwarding notice and proxy materials to our beneficial owners. Proxies may be solicited on our behalf in person, by telephone, or otherwise by our officers, directors and employees without additional compensation being paid to them. We have not retained a proxy solicitor in conjunction with the 2016 Annual Meeting.

Annual Report. Our 2015 Annual Report to Shareholders, including our financial statements for the period ended January 2, 2016, is available on our web site at www.symmetrysurgical.com under the heading “Investor Relations” and the tab thereunder entitled “Annual Report/Proxy.” The 2015 Annual Report to Shareholders includes audited financial statements for the fiscal years ended January 2, 2016 and January 3, 2015. The 2015 Annual Report to Shareholders is not a part of this proxy statement.

Voting Results. We will publish the voting results on a Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Investor Relations Department. You may contact our Investor Relations Department in one of four ways:

•	Write to Symmetry Surgical Inc., at:
3034 Owen Dr.
Antioch, TN 37013
Attn: Scott Kunkel
•	Fax to Scott Kunkel at (800) 342-3272;
•	E-mail to scott.kunkel@symmetrysurgical.com; or
•	Telephone Scott Kunkel at (800) 251-3000

Director Communications. Shareholders and other interested parties who wish to communicate with individual directors or the entire Board may do so by sending a communication, marked “Director Communications,” to our corporate offices, located at 3034 Owen Dr., Antioch, TN 37013. If addressed to an individual director, the communication will be forwarded, unopened, to that director for review and appropriate action.

Shareholder Proposals for 2017. Any shareholder satisfying the requirements of the SEC’s Rule 14a-8 and wishing to submit a proposal to be included in the proxy statement for our 2017 Annual Meeting of Shareholders must submit the proposal in writing to our Corporate Secretary, at 3034 Owen Dr., Antioch, TN 37013, on or before November 14, 2016; provided, however, if the date of the 2017 Annual Meeting of Shareholders is held more than 30 days from the anniversary of the date of the 2016 Annual Meeting of Shareholders, shareholder proposals under Rule 14a-8 must be received a reasonable time before the Company begins to print and send its proxy materials.

Any shareholder who has not submitted a timely proposal for inclusion in next year’s proxy statement, but still wishes to make a proposal at the 2017 Annual Meeting of Shareholders, must deliver written notice to our Secretary at the address indicated above not less than 90 days prior to the date of the anniversary of the 2016 Annual Meeting of Shareholders; provided,

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however, that in the event the 2017 Annual Meeting of Shareholders is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, in order to be timely notice by the shareholder must be received no later than the later of the close of business 90 days prior to the 2017 Annual Meeting of Shareholders or the 10th day following the day on which such notice of the date of the 2017 Annual Meeting of Shareholders was provided to shareholders or such public disclosure of the date was made. Therefore, assuming that the 2017 Annual Meeting of Shareholders is neither advanced by more than 30 days nor delayed by more than 60 days from the anniversary date of the 2017 Annual Meeting of Shareholders, appropriate notice of nominations, or other matters that shareholders wish to present at the meeting (other than matters submitted under Rule 14a-8), would need to be provided to the Secretary at the address indicated above no later than January 27, 2017.

Our Bylaws also specify requirements relating to the content of the notice which shareholders must provide to the Corporate Secretary for any matter, including a shareholder nomination for director, to be properly presented at a shareholder meeting. A copy of the full text of our Bylaws is on file with the SEC and is available on our web site, www.symmetrysurgical.com under the “Investor Relations” link and then the “Corporate Governance” tab.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, pursuant to Delaware’s Business Corporation Law, our Certificate of Incorporation and our Bylaws. Members of the Board are kept informed of our business and of business and industry developments through discussions with the Chief Executive Officer and other officers and employees, by reviewing materials provided to them by management or otherwise obtained, and through participation in meetings of the Board and its Committees.

We have three classes of directors, each of which is to be as equal as possible to the others in number. One Class is to be elected at each Annual Meeting of the Shareholders. Currently, there are two Class I directorships, two Class II directorships and two Class III directorships. As of the date of this proxy statement, there are no vacancies in any positions on the Board.

The Company and Board members are members of the National Association of Corporate Directors (“NACD”). The Board authorizes, recommends and encourages each Board member and the Company’s executive officers to attend an educational course offered by the NACD or similar accredited educational organization at least every two years. Each attendee may incur expenses up to $10,000 per course for travel and fees, which are preapproved by the Chairman of the Board before attending. Mr. Deuster has achieved an Advanced Professional Director certification from the Corporate Directors Group. In 2014, 2015 and 2016 Mr. Sullivan and Mr. Deuster satisfied the requirements for becoming a NACD Governance Fellow.

The Board has adopted a set of Corporate Governance Guidelines that address the role, function, composition and responsibilities of the Board and the various Committees of the Board. A copy of these Corporate Governance Guidelines is available on our web site, at http://www.symmetrysurgical.com under the tab “Corporate Governance”, or by writing to David C. Milne at Symmetry Surgical Inc., 3034 Owen Dr., Antioch, TN 37013 and requesting a copy. As the operation of the Board and its Committees is a dynamic process, the Board regularly reviews changing legal and regulatory requirements, evolving best practices and other developments. We will keep these policies and our governance practices current, as may be required by relevant laws, regulations and any rule changes prescribed by the SEC and/or the NASDAQ Stock Exchange.

The Company’s Board and Leadership Structure. The Board has chosen to separate the roles of Chairman and Chief Executive Officer. Craig B. Reynolds was elected to serve as Chairman in December, 2014 and served in that capacity at the Company’s former parent. Thomas J. Sullivan was appointed to the CEO position on December 5, 2014, having served in that capacity for the Company’s former parent. The decision to separate the positions of Chairman and CEO rests on the belief that it is the CEO’s responsibility to lead the Company and the Chairman’s responsibility to lead the Board. Mr. Reynolds and Mr. Sullivan have a strong working relationship that has allowed each to focus on his respective responsibilities and complement each other’s work.

The Board currently has six members, five of whom are independent, with Mr. Sullivan being the only non-independent member. Many of our independent Board members are currently serving or have served as members of senior management of other public companies and as directors of other public companies. We have four Board committees comprised solely of independent directors, each with a different independent director serving as its chair. We believe that the number of independent, experienced directors that make up our Board, along with the independent leadership of the Board by the non-executive Chairman, benefits our Company and our shareholders and is an appropriate structure for the Company. We

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understand that different Board and Company leadership structures may be appropriate in different circumstances, although we believe that our current leadership structure, with Mr. Sullivan serving as CEO and Mr. Reynolds serving as Chairman of the Board, is the optimal structure for our company at this time.

Code of Business Conduct and Ethics. Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, we have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to our senior executive officers and to all employees and directors. It is available on our web site www.symmetrysurgical.com under the heading “Investor Relations” and the tab “Corporate Governance” thereunder, or by writing to David C. Milne, at Symmetry Surgical Inc., 3034 Owen Dr. Antioch, TN 37013 and requesting a copy. Any waivers of, or changes to, our Code of Business Conduct and Ethics that apply to our executive officers, directors, or persons performing similar functions, will be promptly disclosed on a Form 8-K and posted on our web site under the “Investor Relations” tab and the “Corporate Governance” section thereunder, as required by the SEC and NASDAQ.

COMMITTEES, DIRECTOR INDEPENDENCE AND MEETINGS

Committees, Director Independence and Meetings. As a part of the separation from our former parent in December 2014, our Board established, and currently maintains, four Committees: the Audit Committee, the Compensation and Organizational Committee, the Governance and Nominating Committee and the Finance and Systems Committee. The Audit Committee is responsible for providing independent and objective oversight over our accounting functions and internal controls and monitoring the objectivity of our financial statements. The Compensation and Organizational Committee assists the Board in addressing matters relating to the fair and competitive compensation of our executive officers and non-employee directors, together with matters relating to retirement, welfare and other benefit plans. The Governance and Nominating Committee assists the Board by identifying individuals qualified to become members of the Board, consistent with criteria established by the Board, and developing corporate governance principles. The Finance and Systems Committee is responsible for reviewing budgetary, finance and information systems matters.

The Audit Committee, Governance and Nominating Committee, Compensation and Organizational Committee and Finance and Systems Committee have each adopted written charters that govern their respective authority, responsibilities and operation. Each Committee, along with the Board, has reviewed the provisions of the Sarbanes-Oxley Act of 2002 and the rules of the SEC and NASDAQ regarding corporate governance policies and processes and listing rules. In conformity with the requirements of such rules, we have also adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics which applies to directors, officers (including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other executive officers) and all other employees. The Code of Business Conduct and Ethics, the Corporate Governance Guidelines, and the charters of the Audit Committee, Governance and Nominating Committee, Compensation and Organizational Committee, and Finance and Systems Committee are available on our web site at www.symmetrysurgical.com under the “Investor Relations” tab. Shareholders may also request a copy of any of these documents by writing to David C. Milne at Symmetry Surgical Inc., 3034 Owen Dr., Antioch, TN 37013 and requesting a copy. Any waivers of, or changes to, our Code of Business Conduct and Ethics that apply to our executive officers, directors, or persons performing similar functions, will be promptly disclosed on a Form 8-K and posted on our web site under the “Investor Relations” tab and the “Corporate Governance” section thereunder, as required by the SEC and NASDAQ.

Pursuant to our Corporate Governance Guidelines, our Board must meet independence standards established by the SEC and NASDAQ, as well as other applicable laws and regulations. Our Board, considering all relevant facts and circumstances, regularly makes an affirmative determination that all such independence standards have been and continue to be met by the directors and members of each of our Committees, including a determination that none of our non-management directors has a material relationship with our Company that would render them not independent (either directly or indirectly as a partner, shareholder or officer of an entity that has a material relationship with our Company). Similarly, the Board makes an affirmative determination of independence with respect to members of the Compensation and Systems Committee and Audit Committee, under the special criteria applicable to those committees.

Annually, each director is required to complete a questionnaire concerning his independence and any direct or indirect business, family, employment, transaction or other relationship or affiliation with the Company. In determining director independence, the Board considers and evaluates the directors’ answers to these questionnaires. Further, any new director nominees complete a similar questionnaire prior to being considered for nomination to the Board.

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As of the date of this proxy statement, based upon the information submitted by each of our directors, and based upon recommendation from the Governance and Nominating Committee, the Board has made an affirmative determination that a majority of our current Board is independent as that term is defined by the NASDAQ listing rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, are “non-employee directors” (within the meaning of amended Rule 16b-3 under the Act) and are “outside directors” within the meaning of Section 162(m) of the Code and Treasury Regulations Sections 1.162- 27(e)(3). For fiscal 2015 and thus far in fiscal 2016 all non-management directors met such independence criteria. These members include: James S. Burns, Robert G. Deuster, John S. Krelle, Francis T. Nusspickel and Craig B. Reynolds. Thomas J. Sullivan does not meet the independence criteria due to his employment as President and Chief Executive Officer of the Company. Based on this determination, 83% of our Board was independent during fiscal 2015 and thus far in fiscal 2016. All of our Committees consist solely of independent directors.

The Board maintains a “Related Party Transaction” policy. This policy covers all transactions with related parties and requires approval of any Related Party Transactions in excess of $60,000 in value, or material amendments thereto, by the Audit Committee. There were no such transactions involving Related Parties in fiscal 2015 or thus far in fiscal 2016.

In Fiscal 2015 the Board held seven (7) meetings, two (2) of which were telephonic and five (5) of which were in person. All of the directors attended (in person or telephonically) all meetings of the Board and of the various Committees on which they served during fiscal 2015, and we expect all directors to attend (in person or telephonically) all Board and Committee meetings, as well as the Annual Meeting of Shareholders, unless there are extenuating circumstances preventing attendance. Furthermore, the Company’s Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board meetings and meetings of committees on which they serve either in person or, if necessary, telephonically, subject to reasonable or unavoidable absences.

The Board has the authority, at its discretion, to appoint the chair and the members of each Committee. Typically, such positions are appointed annually by the Board.

The Audit Committee. The Audit Committee is responsible for providing independent and objective oversight of our accounting functions and internal controls and monitoring the objectivity of our financial statements. The Committee assists in the Board’s oversight of: (1) the quality and integrity of the Company’s financial statements and the Company’s financial reporting processes and systems of internal control; (2) the qualifications, independence and performance of the Company’s independent public accounting firm, (3) the Company’s compliance with legal and regulatory requirements involving financial, accounting and internal control matters, (4) investigations into complaints concerning financial matters and (5) financial and non-financial risks that may have a significant impact on the Company’s financial statements. In performing these functions, the Committee has the responsibility to review and discuss the annual audited financial statements and quarterly financial statements and related reports with management and the independent auditors, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to monitor the adequacy of financial disclosure in our other filings; to retain and terminate our independent auditors and exercise the Committee’s sole authority to review and approve all audit engagement fees and terms and approve in advance the nature, extent, and cost of all non-audit services provided by independent auditors; and to review annual reports from the independent auditors regarding their internal quality control procedures. The Committee is also responsible for preparing the audit committee report to be included in our proxy statement.

The Committee members are Francis T. Nusspickel, James S. Burns and Robert Deuster. Mr. Nusspickel serves as the Chairman of the Committee. Each member of the Committee is an “independent director” as defined in the NASDAQ listing rules. The Board has determined that each member meets the financial literacy qualifications of the NASDAQ listing rules and each is an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and related SEC regulations. The Committee held eight (8) meetings in fiscal 2015, four in person and four telephonically.

Compensation and Organizational Committee. The Compensation and Organizational Committee assists the Board in addressing matters relating to the fair and competitive compensation of our executive officers and non-employee directors, together with matters relating to retirement, welfare and other benefit plans as well as the organizational effectiveness and succession planning of the Company. The Committee’s principal responsibilities include: (1) reviewing and recommending to the Board: (i) the design of our director and executive officer benefit plans, (ii) plans entitled to exemption under Rule 16b-3 of the Securities Exchange Act of 1934, (iii) material terms of all employment, severance and change of control agreements for our executive officers, (iv) compensation of our Board members and (v) incentive components of our CEO’s compensation and bonus awards; (2) reviewing and recommending to the Board the compensation of our executive officers; (3) providing oversight regarding our retirement, welfare and other benefit plans; (4) reviewing NASDAQ, key institutional shareholders,

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and other applicable compensation policies and guidelines and (5) preparing and discussing with management the Compensation Discussion and Analysis for inclusion in our proxy statement.

The members of the Committee are Robert Deuster (Chairman), John Krelle, and Francis T. Nusspickel. Each of the current Compensation and Organizational Committee Members are independent as defined in the NASDAQ listing rules. The Committee held four (4) meetings in fiscal 2015, all of which were in person.

The Committee does not delegate its authority or ability to consider and determine executive or director compensation, although its recommendations are subject to approval by an affirmative vote of a majority of the independent directors. The Committee utilizes data and information obtained from Equilar, a compiler of public company compensation data, in its deliberations and retains the ability to independently retain counsel and consulting services. The Company’s executive officers provide assistance in obtaining and compiling data from Equilar and/or other data sources, although they do not make specific recommendations or proposals for their respective compensation.

Governance and Nominating Committee. The Governance and Nominating Committee assists the Board by identifying individuals qualified to become members of the Board consistent with criteria set by the Board and developing corporate governance principles. The Committee’s responsibilities include: (1) evaluating and recommending candidates for election to our Board; (2) reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes; (3) establishing procedures for and overseeing the evaluation of our Board, Committees and management and providing annual assessment reports to the Board; (4) reviewing the makeup of our Committees and making recommendations of director nominees for each Committee; (5) evaluating our CEO’s performance; (6) reviewing succession plans of our CEO and President; and (7) recommending candidates for CEO and other senior executive officers.

Annually, the Governance and Nominating Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommends to the full Board the individuals to be nominated for election at the Annual Meeting of Shareholders. Nominations to the Board may also be submitted to the Governance and Nominating Committee by our shareholders. The nominations put forth by shareholders will be given due consideration consistent with nominations made by the Committee. The Chairman of the Governance and Nominating Committee, acting on behalf of the full Board, extends the formal invitation to become a member of the Board. The Committee also has the discretion, from time to time, to hire a professional search firm to identify potential candidates. If and when the Board determines the need for new or replacement directors, it will seek candidates that are interested in serving and who will devote the time necessary to understand the importance of corporate governance as it applies to the Company. The Board will seek candidates possessing specific skills and experience that are desirable to supplement the skills and experience of those directors then serving on the Board, or whose skills and experience may provide additional expertise and resources relative to the industry in which the Company competes or any issues it is confronting.

The members of the Committee are James S. Burns (Chairman), Robert G. Deuster, and John S. Krelle. Each of the current Governance and Nominating Committee members are independent directors under NASDAQ listing rules. The Committee held five (5) meetings in fiscal 2015, four of which were in person, and one of which was telephonic.

Finance and Systems Committee. The Finance and Systems Committee assists the Board through oversight of budgetary, finance and information systems matters. The Committee’s responsibilities include: (1) reviewing our financial and fiscal affairs; (2) making recommendations to the Board regarding annual budgets, capital expenditures, dividends, financing and fiscal policies; (3) reviewing the financial impacts of major transactions, including but not limited to, acquisitions, reorganizations and divestitures; (4) providing oversight for information technology security and risk; (5) addressing any risks posed by and related to cybersecurity or online resources and business practices; and (6) reviewing systems, processes, organizational structure and people responsible for the finance and system functions.

The members of the Committee are John Krelle (Chairman), James S. Burns and Francis T. Nusspickel. The Committee held four (4) meetings in fiscal 2015, all of which were in person.

Executive Sessions. In accordance with our Bylaws and Corporate Governance Guidelines, the Chairman of the Board presides over all executive sessions of the non-management directors, unless the Chairman is the CEO, in which case an independent board member is appointed. Craig B. Reynolds, an independent director, currently serves as Chairman of the Board and presides over all executive sessions of the Board. There is an executive session at every meeting of the Board. Mr. Reynolds can be contacted by interested parties or shareholders by directing correspondence to him at 3034 Owen Dr., Antioch, TN 37013.

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MANAGEMENT OF RISK

Risk Management Functions. As a part of its oversight function, the Board monitors how management operates the Company, in part via its committee structure. When reviewing performance, granting authority to management, and reviewing and approving strategies, the Board considers, among other things, the risks facing the Company.

The Board has delegated specific responsibilities for risk assessment and management to each of the committees, based on their areas of attention and expertise. The Audit Committee assists the Board in this function in its consideration and evaluation of risks related to our overall financial reporting and disclosure process and legal compliance, as well as reviewing policies on accounting risk exposure. In the performance of this function it meets with the CEO, CFO, and the independent auditing firm in executive sessions at least quarterly. The Finance and Systems Committee oversees financial, capital and insurance risk and meets in executive session as necessary with the CEO, CFO and other members of management to evaluate and address risks related to these areas of oversight. The Compensation Committee addresses succession planning at the managerial level and ensuring that the Company maintains the ability to attract and retain highly skilled and motivated employees. The Governance Committee addresses the risk presented by succession planning at the executive and Board level, as well as ensuring that the Company’s attention and resources are properly focused on the core business.

The Company also maintains whistleblower hotlines, a Code of Business Conduct and Ethics, a Harassment Hotline, an employee comment e-mail hotline, and performs quarterly engagement surveys in which all employees may make anonymous complaints or comments, all of which are designed to bring concerns about risk, compliance and other matters to the attention of the Board and/or the appropriate Committee or person.

Our Compensation Committee has reviewed the Company’s compensation practices for all employees, including, but not limited to, those for our executive officers, as well as the potential for such practices to create risks for the Company. The Committee has also established certain requirements for compensation programs that do not typically provide for the following: guaranteed bonuses that are not linked to performance; lucrative severance packages; supplemental pensions; high pay relative to peers; and significant equity awards with tremendous upside and no risk. The Committee has also reviewed the safeguards against risk related to the compensation structure in place, including compensation limits, vesting periods for equity grants and performance obligations and targets for cash and equity compensation. In addition, it periodically (and at least annually) reviews the appropriateness, rationale and continued viability of the compensation philosophy/policy that it utilizes; the link between compensation levels and performance; the use of equity grants on annual and aggregate levels to align the use of shareholder resources with return to shareholders; whether compensation programs encourage employees to take unnecessary and excessive risks; how compensation payouts are adjusted for risk and the cost of capital; how wealth accumulation, retirement and other benefits integrate with our direct compensation philosophy; whether compensation programs support leadership development and management succession plans; and the appropriateness of employment agreements, including severance and change-in-control arrangements. Based on the absence of higher-risk pay practices and the existence of the safeguards described above, the Committee does not believe that our compensation program encourages excessive or inappropriate risk taking.

INFORMATION REGARDING OUR DIRECTORS

Set forth below are the name, age, position and a brief description of the business experience of each of our directors as of the record date, February 29, 2016.

Director	Age	Position
Craig B. Reynolds	67	Director, Chairman of the Board
James S. Burns	69	Director, Chairman of the Governance & Nominating Committee
Robert G. Deuster	65	Director, Chairman of the Compensation & Organizational Committee
John S. Krelle	64	Director, Chairman of the Finance & Systems Committee
Francis T. Nusspickel	75	Director, Chairman of the Audit Committee
Thomas J. Sullivan	52	Director, President and Chief Executive Officer

Information regarding our executive officers is disclosed in Item 1 of our annual report filed on Form 10-K.

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Class I Directors (Terms Expire at the 2018 Annual Meeting of Shareholders)

JOHN S. KRELLE has served as a director of the Company since the Company’s spin-off from its former parent Symmetry Medical, Inc. (“SMI” or “Symmetry Medical”) in December 2014, and he also served in this capacity for SMI beginning on January 4, 2008. He is currently Chairman of the Finance and Systems Committee, a member of the Compensation and Organization Committee and a member of the Governance and Nominating Committee. At SMI Mr. Krelle served on the Compensation and Organizational Committee (Chairman from 2008-2012). Since 2005, Mr. Krelle has served as president, chief executive officer and a member of the board of directors of Fziomed Inc., a privately-held company specializing in the manufacture and commercialization of medical biomaterials. Prior to his tenure at Fziomed, Mr. Krelle has worked in the medical device and pharmaceutical industries for more than thirty years in positions of increasing scope and complexity. Beginning in 1987 he served in various senior capacities for Zimmer Holdings, running major businesses on three continents. Mr. Krelle was head of spine, trauma and business development at the time of Zimmer’s acquisition of Swiss company Centerpulse, which made Zimmer the largest pure play orthopedic company in the world. Prior to that, he spent five years managing businesses outside the U.S., including in Asia, Canada and Latin America. During this period, Mr. Krelle also served as a member of the board of Zimmer K.K. and played major roles in the spin-off of Zimmer from Bristol Myers Squibb and the subsequent Zimmer public offering on the NYSE in 2001. Mr. Krelle holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. He earned his B.A. in mechanical engineering at Swindon Technical College while working in the British automobile industry and an M.B.A. at Sussex University, U.K.

ROBERT G. DEUSTER has served as a director and as a member of both the Compensation and Organizational and Governance and Nominating (Chairman) Committees since the Company’s spin-off from SMI in December 2014. He served as a director of SMI beginning on June 22, 2009, where he also served on the Audit Committee and as Chairman of the Compensation and Organizational Committee since April 2012. He is currently Chief Executive Officer and serves as a member of the Board of Directors of Collectors Universe, Inc. (NASDAQ: CLCT), a provider of grading and authentication services for high-value collectibles. Prior to this position he served as chairman and chief executive officer of Newport Corporation (NASDAQ: NEWP), a global supplier of laser, optical and motion control products from May 1996 until his retirement in October of 2007. Mr. Deuster also served as president of Newport from May 1996 until July 2004, and in June 1997 became chairman of the board. From 1985 to 1996, Mr. Deuster served in various senior management positions at Applied Power, Inc. (now Actuant Corp NYSE: ATU), a global manufacturer of electrical and hydraulic products, serving as senior vice president of the Distributed Products Group from 1994 to 1996, president of the Barry Controls Division from 1989 to 1994, president of the APITECH Division from 1986 to 1989 and vice president of sales and marketing of the Enerpac Division from 1985 to 1986. From 1975 to 1985, he held engineering and marketing management positions at General Electric Company’s Medical Systems Division. Mr. Deuster served on the Board of PICO Holdings (NASDAQ: PICO) prior to resigning in January 2016, and currently serves on the board of Ondax, Inc., a private optical components company. He is active in director education and corporate governance matters, having achieved his Advanced Professional Director certification. Mr. Deuster received a B.S. in Electrical Engineering from Marquette University in 1973.

Class II Directors (Terms Expire at the 2016 Annual Meeting of Shareholders)

JAMES S. BURNS has served as a director and member of the Audit Committee, Governance and Nominating Committee and the Finance and Systems Committee since the Company’s spin-off from SMI in December 2014. He was first elected to serve as a director of SMI at the 2006 Annual Meeting of Shareholders. From April 2006 through May 2008, Mr. Burns served as Chairman of SMI’s Finance and Systems Committee, and most recently served as the Chairman of SMI’s Governance and Nominating Committee. Having served as Chief Executive Officer from 2009 to 2014 and as Executive Chairman from 2014 to 2015, Mr. Burns currently serves as non-executive chairman at Assurex Health, Inc., a precision medicine company focusing on neuropsychiatric disorders. He served as president and chief executive officer of EntreMed, Inc. from 2004 to 2008. From 2001 to 2003, Mr. Burns was a co-founder and served as president and as executive vice president of MedPointe, Inc., a specialty pharmaceutical company that developed, marketed and sold branded prescription pharmaceuticals. From 2000 to 2001, he served as a founder and managing director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout of a NYSE company to form MedPointe Pharmaceuticals. From 1993 to 1999, Mr. Burns served as a founder, chairman, president and chief executive officer of Osiris Therapeutics, Inc., a publicly held biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. From 1986 to 1992, he was vice chairman of HealthCare Investment Corporation and a founding general partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies built around new pharmaceutical and biotechnology products. Previously, Mr. Burns served as group president and as vice president of the Laboratory Products Group at Becton Dickinson and Company, a multinational medical

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device company and served as a vice president and partner at Booz & Company, Inc., an international consulting firm. Mr. Burns is currently a director of Vermillion, Inc. (NASDAQ: VRML) and AFT Pharmaceuticals Ltd (NZX/ASX). He has also earned a NACD Board Leadership Fellow certification. Mr. Burns earned his B.S. and M.S. degrees in biological sciences from the University of Illinois and an M.B.A. degree from DePaul University.

CRAIG B. REYNOLDS has served as a director and Chairman of the Board since the Company’s spin-off from SMI in December, 2014. His initial service to the Company’s prior parent, SMI, began on January 4, 2008, and he most recently served as Chairman of SMI’s Board. From May 23, 2008 through June 22, 2009, Mr. Reynolds served as the Chairman of SMI’s Finance and Systems Committee and a member of SMI’s Governance and Nominating Committee. Mr. Reynolds is currently Chief Executive Officer and a director of Cereve, Inc., a medical company engaged in resolving insomnia issues. Prior to joining Cereve, Mr. Reynolds served as chief operating officer of Philips-Respironics Home Health Solutions, a subsidiary of Philips, from 2008 to 2010. Prior to his term at Philips-Respironics, Mr. Reynolds was the chief operating officer and a board member of Respironics, Inc. (NASDQ:RESP), a company that develops, manufactures and markets medical devices worldwide. The product lines of Respironics, Inc. included sleep medicine therapeutics and diagnostic equipment, intensive care ventilation, patient monitoring and respiratory drug delivery systems. Mr. Reynolds was with Respironics, Inc. since 1998. From 1993 to 1998, Mr. Reynolds was with Healthdyne Technologies, Inc. (NASDAQ:HDTC), a medical device company, serving for five years as chief executive officer and director. From 1981 through 1992 Mr. Reynolds was with Healthdyne, Inc. (NASDAQ:HDYN) in the positions of Executive VP (1981-1983), president of Healthdyne Cardiovascular Division (1984-1985) and president of Healthdyne Homecare Division (1986-1992). Mr. Reynolds is currently a director of Masimo, Inc. (NASDAQ: MASI), a position to which he was elected in 2014. He earned his B.S. in industrial management from the Georgia Institute of Technology and his M.B.A. from Georgia State University.

Class III Directors (Terms Expire in 2017)

FRANCIS T. NUSSPICKEL has served as a director and Chairman of the Board’s Audit Committee since the Company’s spin-off from SMI in December, 2014. His service in those capacities for the Company’s former parent, SMI, began with its initial public offering in December, 2004. He also served as a member of SMI’s Governance and Nominating Committee from 2004 through 2006, at which time he resigned to accept positions on SMI’s Compensation and Organizational and Finance and Systems Committees, on which he continued to serve through SMI’s sale in December 2014. Mr. Nusspickel is a retired audit partner of Arthur Andersen LLP. He spent the majority of his 35 years of public accounting expertise in Arthur Andersen’s Transportation Industry Group and was the worldwide industry head for the Ocean Shipping Segment. Mr. Nusspickel is a certified public accountant and from 2004 to 2007 served as Chairman of the Professional Ethics Committee of the New York State Society of Certified Public Accountants. Mr. Nusspickel was a former member of the Council of the American Institute of Certified Public Accountants and a former president of the New York State Society of Certified Public Accountants. Mr. Nusspickel serves as a director for Tsakos Energy Navigation Limited. He received his B.B.A. from Manhattan College.

THOMAS J. SULLIVAN was appointed as the Company’s President, Chief Executive Officer, and Director with the Company’s spin-off from SMI in December, 2014 and served in those capacities for SMI beginning on January 17, 2011. From June of 2007 through January 2011, Mr. Sullivan was the President of the Supply Chain & Business Process Division of Johnson & Johnson Health Care Systems Inc. (“J&J”). He held numerous executive and functional leadership roles at J&J from 1990, when he joined as an intern, through January 2011. From 2005 to 2007, Mr. Sullivan was the President of DePuy Orthopaedics, Inc. From 2002 to 2005 he served as President of J&J Medical Products Canada. From 1999 to 2001, Mr. Sullivan served as General Manager for J&J Gateway LLC and Worldwide Vice President of e-Business. Prior to his tenure at J&J, Mr. Sullivan served in management roles at Bell Atlantic / Verizon. Mr. Sullivan graduated as a Palmer Scholar from The Wharton School in 1991 where he earned an MBA in Strategic Management and Information Technology. He also holds a Bachelor of Science magna cum laude in Applied Mathematics and Computer Science from the University of Pittsburgh. He is a member of the National Association of Corporate Directors (“NACD”) and in 2013 earned his NACD Governance Fellow certification, which he renewed in 2014 and 2015. Mr. Sullivan is also a Director of Span-America Medical Systems Inc. (NASDAQ: SPAN).

Our Directors’ Qualifications. In conjunction with its nomination of directors for election, the Board considered the skills, qualifications and attributes of all directors to determine their suitability for continued service on the Board. This year the Board considered the information set forth below with regard to each of our directors, including our nominees, and found that all possessed the skills, qualifications and attributes that warranted their continued service. Following is a summary of the skills, qualifications and attributes which, among others, led to the conclusion that each are qualified to stand for election or to continue to serve, as applicable.

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Mr. Sullivan - Mr. Sullivan has substantial experience in executive management roles in the medical device and instruments industry gained during his service with the Company and prior thereto as President and Chief Executive Officer of SMI, in which capacity he gained a great deal of experience and understanding of the Company’s business, from the perspective of both suppliers and customers, as well as the Company’s operations. He also gained significant experience in the medical device industry at J&J, including several years as President of DePuy Orthopaedics, Inc., one of the largest medical device orthopedic OEMs in the world. In that capacity, and in his role leading J&J’s Canadian medical device company, Mr. Sullivan developed a strong knowledge of the industry, the legal and regulatory requirements under which it operates, and the needs of the Company’s customers. His present role as CEO and President of the Company, and prior roles in senior positions with J&J and its subsidiaries, have provided him with a deep understanding of the industry, its suppliers and customers, its financial and operational challenges, research and development, corporate transactions, mergers and acquisitions and other issues related to the industry, all of which we believe makes him ideally situated to lead our Company and serve on the Board.

Mr. Burns - Mr. Burns has over 30 years of experience in industries related to health care products and devices, pharmaceuticals and diagnostics. He has held a broad range of positions in these industries, including those in operations, research and development, regulatory, strategic planning, technology management, product commercialization, general management and finance. Mr. Burns has also served on multiple private and public company boards and has extensive experience in venture financing and corporate transactions, including but not limited to mergers and acquisitions, leveraged buyouts and private equity financing.

Mr. Nusspickel - Mr. Nusspickel’s service on the Board, and in particular his chairmanship of the Audit Committee, is enhanced by his 35 years of experience in a large, international accounting firm as an audit partner for public company clients. In the course of this work he gained extensive audit, accounting, fraud investigation and mergers and acquisitions experience. He has also served for four years on the Professional Ethics Committee of the New York State Society of CPAs, three years of which as its Chairman. He also serves as a member of the board for another public company.

Mr. Deuster - Mr. Deuster has extensive experience as a senior leader at other public companies, having served for eleven years as Chairman and CEO of Newport Corporation and currently serving as CEO of Collectors’ Universe. In those capacities, Mr. Deuster obtained valuable experience in strategic and tactical initiatives, investor relations, corporate mergers and acquisitions, financing and related issues, all of which are vital to the Company’s ongoing success. Mr. Deuster also has a strong background in corporate governance, including a Professional Director Certification from the Corporate Directors Group, which he enhances through regular participation in continuing education programs.

Mr. Krelle - Mr. Krelle’s extensive experience in the medical industry enhances his service on the Board. In addition to service on another board and present employment in the medical industry, Mr. Krelle has almost 30 years of experience in the medical device and pharmaceutical industries. His primary experience was with Zimmer Holdings, Inc., one of the largest medical device OEMs in the world. His tenure at Zimmer included service in foreign and domestic general management, business development, sales and marketing. He also has extensive experience in corporate transactions and finance, all of which are significant to the Company’s ongoing success.

Mr. Reynolds - Mr. Reynolds has strong experience in the medical device industry, which enhances his value to the Board and the Company. In addition to serving as the Chief Operating Officer of Respironics, Inc., a subsidiary of Philips that develops, manufactures and markets medical devices worldwide, he has experience in the CEO role at Healthdyne Inc., a medical device company. In those capacities, as well as through his service on another public company board, he gained significant experience in corporate finance, mergers and acquisitions, strategic planning and related matters, all of which enhance his value to the Company’s Board.

Board Diversity. The Governance and Nominating Committee reviews and recommends to the Board nominees for director positions. Pursuant to the Company’s Corporate Governance Guidelines, its assessment of new and incumbent candidates includes an element designed to encourage diversity on the Board. Specifically, its review includes a consideration of diversity, age, skills, expertise and experience.

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers. The following table sets forth information known to us regarding beneficial ownership of our Common Stock, as of the record date, by each director and each of the executive officers identified in the Summary Compensation Table and by all of its directors and executive officers as a group. Information in the table is derived from SEC filings made by such people under Section 16(a) of the Securities Exchange Act of 1934 and other information received by us.

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Beneficial Ownership as of February 29, 2016(1)

Name	Current Beneficial Holdings	Shares Subject to Options	Total	Percent Owned
Named Executive Officers
Thomas J. Sullivan	441,955	0	441,955	4.12%
David C. Milne	161,090	0	161,090	1.50%
Scott D. Kunkel	74,956	0	74,956	*
Other Directors & Nominees
Craig B. Reynolds(2)	64,784	0	64,784	*
James S. Burns(3)	56,909	0	56,909	*
Robert G. Deuster(4)	54,209	0	54,209	*
John S. Krelle(5)	56,171	0	56,171	*
Francis T. Nusspickel(6)	58,801	0	58,801	*
Directors & Executive Officers as a Group(7) (9 persons)	1,033,471	0	1,033,471	9.63%

*    Less than one percent

1.	Unless otherwise indicated, and subject to community property laws where applicable, the individuals named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options and warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from February 29, 2016 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity.
2.	Consists of both owned and restricted shares: 17,500 shares that vest in December 2017 and 12,778 shares that vest January 2017.
3.	Consists of both owned and restricted shares: 17,500 shares that vest in December 2017 and 12,778 shares that vest January 2017.
4.	Consists of both owned and restricted shares: 17,500 shares that vest in December 2017 and 12,778 shares that vest January 2017.
5.	Consists of both owned and restricted shares: 17,500 shares that vest in December 2017 and 12,778 shares that vest January 2017.
6.	Consists of both owned and restricted shares: 17,500 shares that vest in December 2017 and 12,778 shares that vest January 2017.
7.	No director or officer has pledged any of their shares to a third party as security for a loan or other indebtedness, and each has the full right to vote such shares.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file with the SEC initial reports of beneficial ownership of our common stock and other equity securities, as well as reports of changes in beneficial ownership. These individuals are required to provide us with a copy of their required Section 16(a) reports as and when they are filed. Based on our records and information furnished to us by our executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers with respect to fiscal 2015 were met.

Security Ownership of Certain Beneficial Owners. The following table shows each person who, based upon their most recent filings with the Securities and Exchange Commission, beneficially owns more than 5% of our Common Stock as of February 29, 2016.

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Name and address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, Texas 76102	1,528,532[1]	14.24%
BlackRock Institutional Trust Company, N.A. 40 E. 52nd St. New York, NY 10022	1,057,152[2]	9.85%
RTW Investments, LLC 250 West 55th Street, 16th Floor Suite A New York, NY 10019	879,623[3]	8.20%
Dimensional Fund Advisors, L.P. 6300 Bee Cave Rd. Building One Austin, TX 78746	756,289[4]	7.05%
Kennedy Capital Management, Inc. 10829 Olive Blvd. St. Louis, MO 63141	633,544[5]	5.90%
Boston Partners One Beacon Street 30th Floor Boston, MA 02108	614,629[6]	5.73%

1.	This figure was obtained from a Form 4 filed by Luther King Capital on February 2, 2016.
2.	This figure was obtained from a Form 13G/A filed by BlackRock Institutional Trust Company on January 8, 2016.
3.	This figure was obtained from a Form 13G/A filed by RTW Investments LLC on February 9, 2016.
4.	This figure was obtained from a Form 13G/A filed by Dimensional Fund Advisors, L.P. on February 9, 2016.
5.	This figure was obtained from a Form 13 G filed by Kennedy Capital Management on February 12, 2016.
6.	This figure was obtained from a Form 13 G/A filed by Boston Partners on February 11, 2016.

EXECUTIVE COMPENSATION

Part 1 - Employment Agreements.

We currently have employment agreements and executive benefit agreements (together the “Employment Agreements” and with respect to each Named Executive Officer, an “Employment Agreement”) with our Named Executive Officers.

Thomas J. Sullivan

On November 28, 2014 the Company entered into an Employment Agreement with Mr. Sullivan. The Employment Agreement provides for a salary of $500,000 per annum (subject to modification) and for participation in the Company’s 2014 Equity Incentive Plan for the first three years of Mr. Sullivan’s tenure. In satisfaction of the latter obligation, in fiscal 2014 Mr. Sullivan received an award grant of restricted shares and cash equal to $2,029,163 and $1,566,472, respectively. Vesting of the grant is subject to performance and time based conditions, as described below under “The 2014 SSRG Equity Incentive Plan.” Mr. Sullivan did not receive further bonus or equity award grants in fiscal 2015 and it is not anticipated that Mr. Sullivan will receive further bonus or equity award grants in fiscal 2016 or fiscal 2017. He will have the opportunity to participate in any bonus or equity plan implemented by the Company thereafter. Mr. Sullivan also receives employee benefits identical to those offered to our other employees, use of an automobile and reimbursement for operating expenses attendant thereto, retirement medical benefits for himself and his family under certain circumstances, and he would receive relocation assistance (including reimbursement for certain expenses) should he relocate to Nashville, Tennessee. The Employment Agreement requires Mr. Sullivan to provide the Company with certain confidentiality, non-competition, non-raiding, waivers of claims and other commitments that are applicable both during his employment and thereafter.

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On May 9, 2015 the Company revised the terms of Mr. Sullivan’s Employment Agreement to avoid an unintended potential additional payment under certain separation scenarios based on severance payments received from Symmetry Medical, as well as to create incentives for Mr. Sullivan to grow and develop the Company over time. The Employment Agreement, as amended, provides for a fixed severance payment in the event of a Change in Control-related separation (as defined herein) of $4,500,000, subject to Mr. Sullivan’s election of the applicable cap applied by Code Section 280G in a particular year. This figure is based on the average prior years’ payments to which he is currently entitled. In addition, should Mr. Sullivan have any earned but unvested restricted shares at the time of a separation based on a Change in Control, then those shares would vest up to the 280G cap. On January 1, 2016 the Company increased Mr. Sullivan’s salary to $575,000 per annum.

Please see “Potential Payments Upon a Termination or Change of Control” below for additional details regarding compensation that may be owed to Mr. Sullivan upon his separation from the Company under certain circumstances.

David C. Milne. The Company entered into an Employment Agreement with Mr. Milne on November 28, 2014. The terms of the agreement provide that the Company will provide him with a salary of $239,500 per year (which amount was subsequently increased to $285,000 per year effective March 6, 2015). He is also entitled to participate in the Company’s 2014 Equity Incentive Plan for the first three years of his tenure. In satisfaction of this obligation, in fiscal 2014 Mr. Milne received an award grant of restricted shares and cash equal to $571,172 and $440,933, respectively, with the cash portion subsequently replaced with an equal value in equity (based on the share price on the original date of grant). Vesting of the grant is subject to performance and time based conditions, as described below under “The 2014 SSRG Equity Incentive Plan.” With the exception of the cash portion of the award that was replaced with an equal value of equity, Mr. Milne did not receive further bonus or equity award grants in fiscal 2015 and it is not anticipated that Mr. Milne will receive further bonus or equity award grants in fiscal 2016 or fiscal 2017. He will have the opportunity to participate in any bonus or equity plan implemented by the Company thereafter. Mr. Milne also receives normal employee benefits, as well as use of an automobile and reimbursement for expenses associated with it, and would receive relocation assistance should he move to Nashville, Tennessee. On January 1, 2016 the Company increased his salary to $310,000 per annum.

Please see “Potential Payments Upon a Termination or Change of Control” below for additional details regarding compensation that may be owed to Mr. Milne upon his separation from the Company under certain circumstances.

Scott D. Kunkel. On November 28, 2014, the Company entered into an Employment Agreement with Mr. Kunkel. The terms of his agreement call for the payment of a salary of $200,000 per year (subsequently increased to $225,000 per year effective March 6, 2015 and to $250,000 per year effective October 22, 2015) and an entitlement to the benefits provided to other Company employees. He is also entitled to participate in the Company’s 2014 Equity Incentive Plan for the first three years of his tenure. In satisfaction of this obligation, in fiscal 2014 Mr. Kunkel received an award grant of restricted shares and cash equal to $300,617 and $232,070, respectively, with the cash portion subsequently replaced with an equal value of equity based on the share price on the original date of grant. Vesting of the grant is subject to performance and time based conditions, as described below under “The 2014 SSRG Equity Incentive Plan.” With the exception of the cash portion of the award that was replaced with an equal value of equity, Mr. Kunkel did not receive further bonus or equity award grants in fiscal 2015 and it is not anticipated that Mr. Kunkel will receive further bonus or equity award grants in fiscal 2016 or fiscal 2017. He will have the opportunity to participate in any bonus or equity plan implemented by the Company thereafter.

Please see “Potential Payments Upon a Termination or Change of Control” below for additional details regarding compensation that may be owed to Mr. Kunkel upon his separation from the Company under certain circumstances.

The 2014 SSRG Equity Incentive Plan. Each of the Named Executive Officers participates in the 2014 Equity Incentive Plan (the “Plan”). The Plan is intended to incent and retain the Company’s executive officers by placing a significant amount of their compensation at risk based entirely on the Company’s achievement of certain performance criteria. Each of the participants in the Plan received an opportunity to earn the equivalent of three years’ worth of the equity and cash bonus opportunities they had at SMI (the “Awards”). The Awards may be earned in three tranches equal in value on date of grant. Each tranche may be earned by the achievement of pre-established revenue and EBITDA levels; once earned, the tranche begins a three-year vesting period. Information regarding how Awards are handled at separation of employment are discussed under the heading “Payments Following Termination of Employment” below. On December 1, 2015 Mr. Kunkel and Mr. Milne entered into amendments to their fiscal 2014 awards pursuant to which each forfeited their cash incentive opportunity and replaced such cash incentive opportunity with the opportunity to earn shares of stock in the Company. This amendment was made to further align their incentives and interests with those of the shareholders. Specifically, Mr. Kunkel and Mr. Milne forfeited cash opportunities of $232,070 and $440,933, respectively, for the opportunity to earn. 29,009 and 55,117 shares of the Company’s stock, respectively.

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Part 2 - Named Executive Officer Summary Compensation Table, Equity, Bonus and Restricted Share Holdings

Summary Compensation Table. The table below summarizes: (1) the total compensation paid to or earned by each of our Named Executive Officers for fiscal 2014, which was paid by SMI through our spin-off from SMI, (2) the total compensation paid to or earned by each Named Executive Officer for the last 29 days of fiscal 2014 following the spin-off, which was paid solely by us, and (3) the total compensation paid to or earned by each Named Executive Officer in fiscal 2015, which was paid solely by us as well.

Name	Year	Salary(1) ($)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Thomas J. Sullivan, President & CEO	2015 SSRG	$500,00		—	—	—	$20,984	$520,984
	2014 - SSRG	$44,231	—	$2,029,163	—	$1,566,472	$799	$3,640,665
	2014 - SMI	$533,653	—	$860,100	—	$574,058	$2,016,615	$3,984,426
David C. Milne, Chief Administrative Officer, SVP, General Counsel, Corporate Secretary and Chief Compliance Officer	2015 SSRG	$277,125		$512,588	—	—	$15,651	$805,651
	2014 - SSRG	$23,019	—	$571,172	—	$440,933	$642	$1,035,766
	2014 - SMI	$257,692	—	$199,500	—	$138,235	$435,866	$1,031,293
Scott D. Kunkel, SVP and Chief Financial Officer	2015 SSRG	$227,000		$269,784	—	—	$4,200	$500,984
	2014 - SSRG	$16,071	—	$300,617	—	$232,070	$—	$548,758

(1)	The salary amounts relate to cash only wages received on a regular basis.
(2)	The 2015 SSRG amounts are valued at $9.30 per share, the price on the date of the amendments that converted cash opportunities from the 2015 grant into equity opportunities. The 2014 SMI amounts are valued at the price on the date of grant, February 12, 2014, $10.08 per share of SMI common stock assuming 100% of company and personal performance criteria were met. The value at vesting could have been between $0 and two times the award value reported above, depending on performance. The SSRG 2014 amounts are valued at the closing price for a share of SSRG common stock on the date granted via Board action, December 30, 2014, which was $7.81. The 2014 SSRG grants were intended to cover three years of equity grants and it is not anticipated that there will be further grants to these individuals in fiscal 2016 or 2017. The fiscal 2014 SSRG grants are unearned and unvested and subject to modification as described in the discussion of the 2014 SSRG Equity Incentive Program. The awards are not subject to increase in shares or value (except to the extent the share price is higher at vesting). Also, each tranche may only be earned in whole or not at all. The 2014 SMI Equity Incentive Program provided for restricted shares of Company stock to be earned, in whole or in part, based on the extent to which the equally weighted criteria set forth below (the “Performance Criteria”) were met during fiscal 2014:
	a.	50% of the Restricted Shares could be earned based on SMI’s (and participants’) performance of the following strategic objectives (with the amount earned ranging from zero to 200% of the target in aggregate based on the Board of Directors’ evaluation of performance):
		i.	Elevate Quality to Customer;
		ii.	Drive optimization in global sales force and strategic account management;
		iii.	Develop plans to transform SMI’s cost structure;
		iv.	Implement new capabilities at Symmetry Surgical to reach underserved markets and empower sales and customers;
	b.	50% of the Restricted Shares could have been earned based on the extent to which SMI’s Non-GAAP EPS Growth % exceeded peer group median on 1, 2, & 3 year periods (1/3 for each time frame); (75% floor to 125% ceiling from zero to 200% of target). The measurements were made for each of the preceding three (3) years and each of the years contributed an equal amount to the calculation of the total shares earned for this criterion.
The performance criteria were achieved at 133% of target.
(3)	Non-equity incentive plan thresholds were met in full in 2014 for 2014 SMI grants. The figures shown for fiscal 2014-SSRG reflect the target amount that could have been earned under the 2014 Equity Incentive Plan in cash at the time of grant (although for Messrs. Milne and Kunkel the award was subsequently surrendered and replaced with an equal value of equity (based on share price on date of initial grant) in lieu of cash, effective December 1, 2015). See the section entitled “2014 Equity Incentive Plan” for further details regarding the terms under which these awards may be earned. These cash grants were intended to cover three years of normal cash bonus awards and it is not anticipated that there will be further awards or cash bonus programs for these individuals in fiscal 2016 or 2017. These awards are neither earned nor vested and subject to modification pursuant to the Plan.

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(4)	The other compensation amounts include the following items and amounts:
	a.	Company Car – The cost of personal use of a Company car has been valued at the cost of the annual lease, maintenance and fuel, estimated for the four weeks of use at SSRG in 2014 at $799 for Mr. Sullivan; and $642 for Mr. Milne. The SMI 2014 amounts were $11,815 for Mr. Sullivan and $3,566 for Mr. Milne. The estimated figures for 2015 were $15,134 for Mr. Sullivan and $10,127 for Mr. Milne.
	b.	401k Match - In the U.S., we provide a discretionary match of each employee’s contribution to their respective 401k retirement account up to a maximum of $4,200. The 2014 SMI amounts reflect a contribution of $4,200 for each of Mr. Sullivan and Mr. Milne; no contributions were made in 2014 by SSRG, although the 2015 SSRG figure reflects a $4,200 contribution for each of Mr. Sullivan, Mr. Milne and Mr. Kunkel.
	c.	The 2015 SSRG amounts include executive physical payments of $1,650 for Mr. Sullivan and $1,324 for Mr. Milne.
	d.	The 2014 SMI and 2015 SSRG amounts include a payment of $600 per year toward the Health Savings Plan established by Messrs. Sullivan, Milne and Kunkel.
	e.	The 2014 SMI amounts include severance payments to Mr. Sullivan in an amount of $2,000,000 ($1,310,415 of which was paid in SMI stock and the remainder in cash) and Mr. Milne in an amount of $427,500 (all of which was paid in SMI stock).

Outstanding Equity Awards at Fiscal Year-End. The following table sets forth certain information with respect to unexercised options, stock that has not vested, and equity incentive plan awards for our Chief Executive Officer and two other most highly compensated executive officers.

Option Awards (1)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(3)
Thomas J. Sullivan	—	—	—	—	—	—	—	259,816	$ 2,390,307
David C. Milne	—	—	—	—	—	—	—	128,250	$1,179,900
Scott D. Kunkel	—	—	—	—	—	—	—	67,500	$ 621,000

(1)	The Company has no options outstanding.
(2)	Shares represent the unvested restricted stock granted in fiscal 2014, which will be earned, if at all, when the Company achieves any or all of three targets for a combination of revenue and EBITDA. No shares are earned if only one criterion is met, and none of the criteria have been met as of the date of this proxy statement. The shares expire if none are earned by December 31, 2017. Any shares that are earned will vest three years after the date they are earned.
(3)	Amount represents the restricted stock shares valued at $9.20, the closing price on the last trading day preceding January 2, 2016, the last day of our 2015 fiscal year, which fell on a weekend.

Share Ownership Requirements. We believe that the interests of the directors and our executive officers, including the Named Executive Officers, should be aligned with those of our shareholders. In furtherance of this goal, the Board has established share ownership guidelines in our Corporate Governance Guidelines under which each current or future director and executive officer shall be required to own an appropriate amount of shares in the Company. Pursuant to this policy, each current director must, within four years of December 4, 2014, hold personally or jointly with his/her spouse a minimum of either 30,000 fully vested shares or three times his or her annual base cash retainer in value of Company stock. Those directors appointed or elected after December 4, 2014 must satisfy this criterion within four years of their appointment or election. Each current executive officer must, within four years of December 4, 2014, hold personally or jointly with his/her spouse either 20,000 fully vested shares or the following multiple of his/her salary in value of Company stock: CEO and CFO - 3 times, SVP - 2 times. Those appointed after December 4, 2014 must satisfy this criterion within four years of his or her appointment.

For purposes of determining compliance with this policy, the Company’s stock is valued based on a rolling average of its closing price over the six months preceding any review. Should a fluctuation in share price result in ownership falling below the required level, the individual must take actions to comply with the policy. Messrs. Reynolds, Nusspickel, Krelle, Deuster, Burns, Sullivan and Milne satisfy these obligations currently and it is anticipated that Mr. Kunkel will do so prior to the required date.

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Part 3 - Payments Following Termination of Employment

Pension Benefits. Our Named Executive Officers do not receive any pension benefits.

Nonqualified Deferred Compensation. We do not provide our Named Executive Officers with any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified under applicable IRS regulations.

Potential Payments upon Termination or Change of Control. As discussed above, we have existing Employment Agreements with Messrs. Sullivan, Milne, and Kunkel. These agreements include termination provisions that provide for potential compensation depending on the circumstances of their departure from the Company. According to the terms of the Employment Agreements, we are required to compensate them for a certain period following their termination if specific criteria are met, as noted below:

Thomas J. Sullivan – Pursuant to Mr. Sullivan’s Employment Agreement, as amended, following a termination for any reason, Mr. Sullivan would receive his earned but unpaid salary through the date of termination and any earned but unpaid incentive bonus for any previous completed year. In the event Mr. Sullivan’s employment is terminated by the Company for any reason except for Cause or Mr. Sullivan’s disability or is terminated by Mr. Sullivan for Good Reason (as defined below), Mr. Sullivan would be entitled to receive severance benefits equal to the greater of: i) 2.99 times the average of his annual cash compensation over the prior four calendar years (or such shorter period should he not have been employed by Company for such four calendar year period at the time of a Qualifying Termination (as defined below) and service for a predecessor employer if so allowed under applicable laws and regulations) and, as a fifth component of the average, his then current annual target cash compensation (calculated using a target bonus level at 100% of salary or such higher percentage as is subsequently implemented), or ii) 2.99 times his then current annual target cash compensation (calculated using a target bonus level at 100% of salary or such higher percentage as is subsequently implemented). These amounts would be paid over the twelve (12) months following the Qualifying Termination. Further, he would receive COBRA coverage assistance (or payment for the cost of COBRA should it have expired or should he prefer an individual policy) for twelve (12) months after separation, or until he obtained subsequent coverage from another employer, capped at the 280G limit.

If a Qualifying Termination occurs within six months prior to or twenty-four months following a Change in Control, Mr. Sullivan’s severance benefits would consist of an amount equal to $4,500,000 in a lump sum, with all payments deemed to be “parachute payments” with his decision regarding whether the payment is capped at the Code Section 280G limit applicable at the time of the Qualifying Termination. Further, he would receive COBRA coverage assistance (or payment for the cost of COBRA should it have expired or should he prefer an individual policy) for twenty-four months after separation or until he obtains coverage from a subsequent employer. Should this figure be below the 280G cap, and should he hold earned but unvested shares of restricted stock at the time of such separation, then such unvested shares would vest up to the 280G cap.

As a condition to his receipt of any severance benefits, Mr. Sullivan would be required to execute a release agreement releasing and waiving any and all claims he may have against the Company. Mr. Sullivan would also be required: a) not to compete with the Company, nor to raid employees or solicit customers or employees of the Company for a period of twelve months after his termination; b) to maintain the confidentiality of the Company’s proprietary information; and c) to provide to the Company ownership of any developments made or conceived by Mr. Sullivan during his employment.

David C. Milne - Mr. Milne’s Employment Agreement provides certain severance benefits in the event of his separation from the Company if his separation results from his decision to terminate his employment with “Good Reason” or the Company’s decision to terminate his employment without “Cause”. The benefits are conditioned upon Mr. Milne’s execution of a release agreement, and consist of the payment of 150% of his then-current salary amount, a pro rata amount of any incentive bonus program then in effect, each paid over a twelve-month period, and COBRA assistance for up to eighteen months (or payment of the cost of COBRA should it expire or be unavailable). If a qualifying termination occurs within six months prior to or twenty-four months following a Change in Control, then the COBRA assistance would be for a period of twenty-four months (or payment for the cost of COBRA otherwise paid by the Company should COBRA expire prior to that time) and the severance amount would be equal to 200% of his then-current salary. All payments deemed to be “parachute payments” would be capped at the Code Section 280G limit applicable at the time of the Qualifying Termination.

Scott D. Kunkel - Under his Employment Agreement, Mr. Kunkel would receive certain severance benefits if his separation from the Company results from his decision to terminate his employment with “Good Reason” or the Company’s decision to terminate his employment without “Cause”. The benefits are conditioned upon Mr. Kunkel’s execution of a release agreement,

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and consist of the payment of 100% of his then-current salary amount, a pro rata amount of any incentive bonus program then in effect, each paid over a twelve-month period, and COBRA assistance for up to twelve-months (or payment of the cost of COBRA should it expire or be unavailable). If a qualifying termination occurs within six months prior to or twenty-four months following a Change in Control, then the COBRA assistance would be for a period of eighteen months (or payment for the cost of COBRA otherwise paid by the Company should COBRA expire prior to that time) and the severance amount would be equal to 150% of his then-current salary. All payments deemed to be “parachute payments” would be capped at the Code Section 280G limit applicable at the time of the Qualifying Termination.

For the purposes of the employment agreements with Messrs. Sullivan, Milne and Kunkel, the following definitions are applicable:

•	Termination for “Cause” means the occurrence of one or more of the following events: a) conviction of a felony or of any crime involving moral turpitude; b) engaging in any fraudulent or dishonest conduct in dealings with, or on behalf of, the Company; c) the individual’s gross or habitual negligence in the performance of employment duties for the Company; d) the individual’s material violation of the Company’s business ethics or conflict-of-interest policies, as such policies currently exist or as they may be amended or implemented during the individual’s employment with the Company; or e) the individual’s misuse of alcohol or illegal drugs which interferes with the performance of employment duties for the Company, or which compromises the reputation or goodwill of the Company.
•	Termination for “Good Reason” means a resignation following any of these events: a) a material reduction in base salary or target cash or equity participation from the level as of the effective date of the relevant Employment Agreement or any higher level established thereafter (in a single or multiple reductions) (with acknowledgement that the initial equity grant equaled a three-year target grant for both equity and cash variable compensation and that no further grants are required until the third anniversary of the Employment Agreement, which grants must be at or above the percentage target levels set forth in the Employment Agreement); b) a material reduction in duties or responsibilities from those that existed on the effective date of the Employment Agreement, or as established thereafter; c) a material breach or repudiation by the Company of its obligations under the Employment Agreement, or any other agreement prescribing the terms and conditions of employment; or, with respect to Mr. Sullivan, d) a modification in reporting structure so that he does not report to the Board.
•	A “Qualifying Termination” means resignation for Good Reason or termination by the Company for any reason except the following: a) termination by reason of the individual’s disability or b) termination for Cause.
•	A “Change in Control” of the Company means: a) the acquisition by any individual, entity or group (a “Person”) of beneficial ownership of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company; b) the replacement of a majority of members of the Board during any 12-month period by members whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; c) a reorganization, merger or consolidation (a “Combination”), in each case, unless, following such Combination: (i) more than fifty percent (50%) of the then combined voting power of the securities of the corporation resulting from such Combination is beneficially owned by all or substantially all of the individuals and/or entities who were the beneficial owners of the outstanding Company common stock immediately prior to such Combination in substantially the same proportions as their ownership of voting power immediately prior to such Combination, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Combination were members of the Company’s Board at the time of the execution of the initial agreement providing for such Combination; d) a complete liquidation or dissolution of the Company; or e) the sale or other disposition of all or substantially all of the assets of the Company. An event does not constitute a Change in Control if it does not constitute a change in the ownership or effective control, or in the ownership of a substantial portion of the assets of, the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code and its interpretive regulations.

We also include a change of control provision within our restricted stock agreements (including any cash awards issued thereunder). It provides that in the event of a Change in Control the entire award will become fully vested with respect to both performance (at target) and time-based vesting requirements. We also include a provision in our restricted stock agreements addressing the treatment of restricted stock upon separation. In the event of a Qualifying Termination, the executive officer would be entitled to accelerated vesting with respect to the restricted stock grant (including any cash award thereunder), as follows:

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•	Any portion of the restricted stock or cash award that has not been earned via satisfying applicable performance metrics shall be earned and vested at the Qualifying Termination based on a run rate of actual performance through the date of such termination (as compared to the performance target) and further subject to the pro rata time the executive has worked for the Company following the grant during the three year term of the program; for example if termination occurs in the second year and performance equals 90% of the first criterion, 50% of the second and 15% of the third, then corresponding amounts of each tranche will be earned and vested further based on the pro rata time the executive worked for the Company following the grant during the three year term of the program; and

•	Any restricted stock award or cash award that has been earned and is in its vesting period will become fully vested.

Other Awards. Other than as described herein there were no other payments in Symmetry Surgical’s fiscal 2015 to any Named Executive Officer.

Part 4 - Director Compensation

Summary of Director Compensation. The following table sets forth certain information with respect to compensation paid to directors by SSRG. At the end of fiscal 2014 the Company granted equity compensation to the directors intended to compensate the directors for their service in fiscal 2015. Therefore, the Company has included SSRG compensation disclosure with respect to fiscal 2014 below. The Company does not provide additional compensation to employees who also serve on the Board, so Mr. Sullivan received no additional compensation for his service during his time as a director, and will not receive additional compensation for service as a director going forward, and is therefore not shown in this table. His compensation as an employee is shown under the Summary Compensation Table.

Name		Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total
Craig B. Reynolds	2015 SSRG	$0	$0	—	—	—	—	$0
	2014 SSRG	$6,667	$201,596	—	—	—	—	$208,263
James S. Burns	2015 SSRG	$0	$0	—	—	—	—	$0
	2014 SSRG	$3,958	$175,432	—	—	—	—	$179,390
Robert G. Deuster	2015 SSRG	$0	$0	—	—	—	—	$0
	2014 SSRG	$3,958	$175,432	—	—	—	—	$179,390
John S. Krelle	2015 SSRG	$0	$0	—	—	—	—	$0
	2014 SSRG	$3,333	$169,087	—	—	—	—	$172,420
Francis T. Nusspickel	2015 SSRG	$0	$0	—	—	—	—	$0
	2014 SSRG	$4,583	$181,094	—	—	—	—	$185,677

(1)	These figures represent the aggregate grant date fair value of restricted stock awarded during the fiscal year on the date of grant computed in accordance with FASB ASC Topic 718. The 2014 SSRG grants were valued at $7.81, the closing price on the date of grant, December 30, 2014 and represent payment for each Director’s service during fiscal 2015. Additional information regarding the calculation of these values is included in Note 17 to our consolidated and combined financial statements. The cash payments for SSRG 2014 represented a pro rata payment for service in December 2014 following the spin-out from SMI.

Summary of Director Compensation at Symmetry Surgical and Decisions Regarding It. After a detailed analysis of data regarding compensation programs for directors at similarly sized companies in the medical device industry, as well as related information, the Compensation and Organizational Committee and Board has established a compensation structure for the

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directors that targets total compensation at slightly below the median of total compensation for companies in the medical device industry with revenues in the range at and above those of the Company. The Committee and the Board believe that paying at this level will enable the Company to attract and retain directors whose skill and experience will enhance the Company’s performance and provide value for shareholders. The Board and Committee also believe that paying the directors’ compensation in the form of restricted shares of Company stock for the first year following the spin out from SMI, and a large percentage in stock thereafter has and will ensure the directors’ interests are aligned with those of our shareholders. To that end, directors received all of their compensation in restricted stock in 2015, with 2016 compensation set at approximately 75% of compensation in the form of restricted stock and the remaining 25% in cash.

As a result of our size and status as a new stand-alone company, the Board determined to reduce director compensation from the levels that were paid by SMI. Specifically, at SSRG all independent directors receive a cash retainer of $25,000. The Chairman of the Board and the Chairman of the Audit Committee receive additional cash compensation of $41,500 and $16,500, respectively. The Chairman of the Compensation & Organization Committee and Nominating & Governance Committee receive $8,500 additional cash compensation and the Chairman of the Finance & Systems Committee receives an additional payment of $4,200. Members of the Audit Committee each receive an additional $4,200 in cash compensation, while the members of the three remaining committees each receive an additional $2,000 in cash compensation for each committee on which they serve. For fiscal 2015, all of the foregoing payments were paid in SSRG restricted stock which vested January 4, 2016. For 2015 each independent director also received a grant of 17,500 shares of SSRG restricted stock, valued at $136,675 on the date of grant. These shares will vest December 21, 2017. For 2016 the cash payments remained unchanged, and the equity grant was reduced to 12,778 shares each, valued at $113,213, based on a closing share price on the date of grant of $8.86. All directors are also reimbursed for their out-of-pocket expenses incurred in connection with their services on the Board.

Compensation Committee Interlocks and Insider Participation. The members of the Compensation and Organizational Committee are Robert Deuster, Chairman, John S. Krelle and Francis T. Nusspickel. The Board has determined that each of the Committee members are independent directors as defined in Rule 5605(a)(2) of the NASDAQ Rules, outside directors, as such term is defined with respect to Section 162(m) of the Internal Revenue Code, and non-employee directors under Section 16(b) of the Securities Exchange Act of 1934. None of the Committee members has had a relationship requiring disclosure under Item 404 of Regulation S-K. In addition, none of our Committee members currently serves or has ever served as an officer of the Company.

During the most recent fiscal year, there were no interlocking relationships between any of our executive officers and the Committee and the executive officers and the compensation committee of any other companies, nor has any such interlocking relationship existed in the past.

RELATED PARTY TRANSACTIONS

It is our policy not to enter into any related party transaction unless the Audit Committee or its Chairman, after having reviewed all the relevant facts and circumstances, determines that the transaction is in the best interest of our shareholders and approves the transaction in accordance with the guidelines set forth in our written Related Party Transactions Policy.

The Related Party Transactions Policy covers any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships in the same fiscal year) in which we (including any of our subsidiaries) were, are or will be a participant and in which any related party has, had or will have a direct or indirect material interest.

The Board has determined that it is the responsibility of the general manager or managing director at each facility to notify corporate management of any arrangements falling within the scope of the policy. Corporate management is tasked with notifying the Audit Committee Chairman, who then reviews and approves all related party transactions. All related party transactions which exceed an aggregate amount of $60,000 in the same fiscal year are required to be reviewed and approved by the entire Audit Committee. The Audit Committee Chairman, in his discretion, may seek the approval of the entire Audit Committee to review any transactions. In reviewing and approving a related party transaction, or any material amendment thereto, the Chairman or Committee, as applicable, is required to: 1) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or the proposed material amendment to such transaction; and 2) determine, based on all relevant facts and circumstances, if the related party transaction is in the best interests of our Company and our shareholders.

The Company engaged in no related party transactions in fiscal 2015.

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AUDIT AND NON-AUDIT FEES

Audit and Non-Audit Fees. The following table presents fees for professional audit services rendered by Ernst & Young, the Company’s independent audit firm (“E&Y”), for the audit of our annual financial statements for the years ended January 3, 2015 and January 2, 2016 respectively.

	2015	2014[5]
Audit Fees(1)	$469,000	$465,000
Audit-Related Fees (2)	$153,500	—
Tax Fees(3)	$28,659	—
All Other Fees(4)	$1,645	—
Total Fees	$652,804	$465,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Symmetry Surgical, Inc.’s consolidated financial statements and service that are normally provided by E&Y in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees include audit services and due diligence procedures related to merger and acquisition activities.
(3)	Tax Fees are principally comprised of fees for services provided in connection with worldwide tax planning and compliance services. This also includes work done related to tax analysis for merger and acquisition activities.
(4)	All Other Fees are comprised of fees for the use of accounting research software.
(5)	Audit Fees in 2014 were allocated to Symmetry Surgical as part of the total Symmetry Medical, Inc. annual audit.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor. Consistent with SEC regulations regarding auditor independence, the Audit Committee must pre-approve all audit and permissible non-audit services provided by our independent auditors. Our Non-Audit Services Pre-Approval Policy covers all services to be performed by our independent auditors. The policy contemplates a general pre-approval for all audit, audit-related, tax and all other services that are permissible, with a general pre-approval period of twelve months from the date of each pre-approval. Any other proposed services that are to be performed by our independent auditors, not covered by or exceeding the pre-approved levels or amounts, must be specifically approved in advance.

Prior to engagement, the Audit Committee will pre-approve the following categories of services. These fees are budgeted, and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year, by category of service.

a. Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits, and other work required to be performed by the independent auditors to be able to form an opinion on our Consolidated Financial Statements. Such work includes, but is not limited to, comfort letters, and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

b. Audit-related services are for services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Such services typically include but are not limited to, due diligence services pertaining to potential business acquisitions or dispositions, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” statutory audits or financial audits for subsidiaries or affiliates, and assistance with understanding and implementing new accounting and financial reporting guidance.

c. Tax services include all services performed by the independent auditors’ tax personnel, except those services specifically related to the financial statements, and includes fees in the area of tax compliance, tax planning and tax advice.

On March 3, 2016 upon recommendation and approval by the Audit Committee the Company dismissed E&Y as the Company’s independent registered public accounting firm. E&Y’s report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period, there were no disagreements

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between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference thereto in E&Y’s report on the Company’s financial statements for such periods. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company’s then two most recent fiscal years and the subsequent interim period.

The Company previously provided E&Y with a copy of this disclosure and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of E&Y’s letter, dated March 3, 2016, was attached as Exhibit 16.1 to the Form 8-K filed March 4, 2016.

On March 3, 2016, the Audit Committee approved the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm, whose engagement became effective on March 3, 2016.

During the Company’s then two most recent fiscal years and the subsequent interim period through March 3, 2016, neither the Company nor anyone operating on its behalf had consulted with Deloitte & Touche, LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement of the type described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” involving the Company, as described in Item 304(a)(1)(v) of Regulation S-K. Furthermore, Deloitte & Touche, LLP had not provided the Company a written report or oral advice that Deloitte & Touche, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed entirely of independent directors. In addition, the members of the Audit Committee meet the experience requirements set forth by the SEC and NASDAQ.

The Audit Committee of the Board operates pursuant to a written charter, which may be accessed through the Corporate Governance section of the Symmetry Surgical Inc. web site, accessible through the Investor Relations page at http://www.symmetrysurgical.com under the “Corporate Governance” tab. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

Management has primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. As part of the Audit Committee’s oversight function, the Audit Committee reviewed and discussed the Company’s annual audited financial statements and quarterly financial statements, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the fiscal year ended January 2, 2016, with management and Ernst & Young LLP, the Company’s Independent Auditors (“E&Y”). The Committee also reviewed related issues and disclosure items, including the Company’s earnings press releases, and performed its regular review of critical accounting policies and the processes by which the Company’s Chief Executive Officer and Chief Financial Officer certify the information contained in its quarterly and annual filings. In addition, the Audit Committee has discussed with E&Y the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, has received the written disclosures and the letter from E&Y required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y’s communications with the Audit Committee concerning independence and has discussed with E&Y its independence.

During fiscal year 2015, the Audit Committee held eight meetings, four of which were in person and four telephonically. During such in-person meetings, the Audit Committee met with representatives of E&Y, both with management present and in private sessions without management present, to discuss the results of the audit and to solicit their evaluation of the Company’s accounting principles, practices and judgments applied by management and the quality and adequacy of the Company’s internal controls.

In performing the above described functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of Company management and E&Y, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States.

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In reliance upon the reviews and discussions as outlined above, the Audit Committee recommended, and the Board approved, the inclusion of the Company’s audited financial statements in its annual report on Form 10-K for the fiscal year ended January 2, 2016 for filing with the SEC and presentation to the Company’s shareholders. The Audit Committee also recommended that Deloitte & Touche, LLP be appointed as the Company’s independent auditors for fiscal year 2016 and this appointment be submitted to the Company’s shareholders for ratification at the Annual Meeting. This recommendation to change independent auditors was based upon the Audit Committee’s evaluation of the skills and experience of the personnel with Deloitte & Touche, LLP the change in scope of the Company’s operations and the new primary location of the Company following its spin-out from SMI. During the two most recent fiscal years, including fiscal year 2014, the year the Company was spun out from SMI, there were no disagreements or reportable events with E&Y concerning internal controls, accounting or reporting matters.

The Audit Committee:
FRANCIS T. NUSSPICKEL, Chairman
JAMES S. BURNS, Member
ROBERT G. DEUSTER, Member

Notwithstanding anything to the contrary set forth in any of our previous or future filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might “incorporate by reference” future or previous filings, including the Company’s Form 10-K, in whole or in part, the “Report of the Audit Committee” shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934. This proxy statement also includes references to our or the SEC’s web site addresses. These web site addresses are intended to provide inactive, textual references only. The information on these web sites is not part of any proxy statement or solicitation on behalf of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of six directors, in three classes, each of which is required to be as equal as possible in number. One Class is elected at each Annual Meeting of Shareholders. We currently have two Class I directors, whose terms will expire at the 2018 Annual Shareholders’ Meeting, two Class II directors, whose terms will expire at the 2016 Annual Shareholders’ Meeting, and two Class III directors, whose terms will expire at the 2017 Annual Meeting.

The Board has nominated two Class II directors for re-election at this meeting, James S. Burns and Craig B. Reynolds, to serve for a three-year term, expiring at the Annual Meeting in 2019. These nominees for director have consented to serve, if elected, and we have no reason to believe that they will be unable to serve. Should any nominee become unavailable for any reason, proxies may be voted for an alternate candidate chosen by the Board. Nominees for Class II Directors are elected by a plurality of votes cast.

We will vote your shares as you specify on your proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of both of the nominees listed herein. If unforeseen circumstances (such as death or disability) make it necessary for us to substitute another person for either of the nominees, we will vote your shares FOR that other person. If you wish to have your shares voted for one but not both of the nominees, or if you wish to withhold your vote from one but not both of the nominees, you may so indicate on the proxy card. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Our Board has nominated, upon recommendations from the Governance and Nominating Committee, the persons named below for election as Class II Directors. Following is the age, principal occupation during the past five years, and certain other information of each nominee.

JAMES S. BURNS has served as a director and member of the Audit Committee, Governance and Nominating Committee and the Finance and Systems Committee since the Company’s spin-off from SMI in December 2014. He was first elected to serve as a director of SMI at the 2006 Annual Meeting of Shareholders. From April 2006 through May 2008, Mr. Burns served as Chairman of SMI’s Finance and Systems Committee, and most recently served as the Chairman of SMI’s Governance and Nominating Committee. Having served as Chief Executive Officer from 2009 to 2014 and as Executive Chairman from 2014 to 2015, Mr. Burns currently serves as non-executive chairman at Assurex Health, Inc., a precision medicine company focusing on neuropsychiatric disorders. He served as president and chief executive officer of EntreMed, Inc. from 2004 to 2008. From

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2001-2003, Mr. Burns was a co-founder and served as president and as executive vice president of MedPointe, Inc., a specialty pharmaceutical company that developed, marketed and sold branded prescription pharmaceuticals. From 2000-2001, he served as a founder and managing director of MedPointe Capital Partners, a private equity firm that led a leveraged buyout of a NYSE company to form MedPointe Pharmaceuticals. From 1993-1999, Mr. Burns served as a founder, chairman, president and chief executive officer of Osiris Therapeutics, Inc., a publicly held biotech company developing therapeutic stem cell products for the regeneration of damaged or diseased tissue. From 1986-1992, he was vice chairman of HealthCare Investment Corporation and a founding general partner of Healthcare Ventures L.P., a venture capital partnership specializing in forming companies built around new pharmaceutical and biotechnology products. Previously, Mr. Burns served as group president and as vice president of the Laboratory Products Group at Becton Dickinson and Company, a multinational medical device company and served as a vice president and partner at Booz & Company, Inc., an international consulting firm. Mr. Burns is currently a director of Vermillion, Inc. (NASDAQ: VRML) and AFT Pharmaceuticals Ltd (NZX/ASX). He has also earned a NACD Board Leadership Fellow certification. Mr. Burns earned his B.S. and M.S. degrees in biological sciences from the University of Illinois and an M.B.A. degree from DePaul University.

CRAIG B. REYNOLDS has served as a director and Chairman of the Board since the Company’s spin-off from SMI in December, 2014. His initial service to the Company’s prior parent, SMI, began on January 4, 2008, and he most recently served as Chairman of SMI’s Board. From May 23, 2008 through June 22, 2009, Mr. Reynolds served as the Chairman of SMI’s Finance and Systems Committee and a member of SMI’s Governance and Nominating Committee. Mr. Reynolds is currently Chief Executive Officer and a director of Cereve, Inc., a medical company engaged in resolving insomnia issues. Prior to joining Cereve, Mr. Reynolds served as chief operating officer of Philips-Respironics Home Health Solutions, a subsidiary of Philips, from 2008 to 2010. Prior to Philips-Respironics, Mr. Reynolds was the chief operating officer and a board member of Respironics, Inc. (NASDQ:RESP), a company that develops, manufactures and markets medical devices worldwide. The product lines of Respironics, Inc. included sleep medicine therapeutics and diagnostic equipment, intensive care ventilation, patient monitoring and respiratory drug delivery systems. Mr. Reynolds was with Respironics, Inc. since 1998. From 1993 to 1998, Mr. Reynolds was with Healthdyne Technologies, Inc. (NASDAQ:HDTC), a medical device company, serving for five years as chief executive officer and director. From 1981 through 1992 Mr. Reynolds was with Healthdyne, Inc. (NASDAQ:HDYN) in the positions of Executive VP (1981-1983), president of Healthdyne Cardiovascular Division (1984-1985) and president of Healthdyne Homecare Division (1986-1992). Mr. Reynolds is currently a director of Masimo, Inc. (NASDAQ: MASI), a position to which he was elected in 2014. He earned his B.S. in industrial management from the Georgia Institute of Technology and his M.B.A. from Georgia State University.

The Board of Directors recommends a vote FOR the proposed election of the
Class II Director Nominees described in this proxy statement.

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

In accordance with the provisions of the Sarbanes-Oxley Act of 2002, the Audit Committee has appointed Deloitte & Touche, LLP as our independent auditors to conduct our annual audit for the year ending December 31, 2016. Although not required, but in accordance with established policy, we are submitting this appointment to shareholders for ratification. In the event the appointment is not ratified by a majority of votes cast, in person or by proxy, we anticipate that no change in auditors would be made for the current year because of the difficulty and expense of making any change so far into the current year. However, any such vote would be considered in connection with the auditors’ appointment for the year ending December 31, 2016.

It is anticipated that representatives of Deloitte & Touche, LLP will attend the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to any appropriate questions at that time.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche, LLP as independent auditors for our fiscal year ending December 31, 2016.

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PROPOSAL NO. 3:

Approval of Amendment No. 1 to the
Symmetry Surgical Inc. 2014 Equity Incentive Plan

Need for an Amended Plan

Our Board of Directors has approved Amendment No. 1 to the Symmetry Surgical 2014 Equity Incentive Plan (the “Amended Plan”), subject to shareholder approval. The Amended Plan is designed to amend our Symmetry Surgical 2014 Equity Incentive Plan (the “Plan”) to provide more shares for issuance thereunder and to extend its termination date. It is anticipated that the Amended Plan will enable the Company to satisfy grants under its current compensation programs through at least 2020, and perhaps longer.

The Plan authorizes the grant of restricted and non-restricted shares of Common Stock, stock appreciation rights, stock units, cash performance awards, and options to purchase shares of the Company’s stock (collectively the “Awards”). The Amended Plan is substantively identical to the Plan, although it adds 450,000 shares for issuance and extends the expiration date of the Plan through and including the tenth anniversary of the adoption of the Amended Plan. These additional shares are anticipated to be sufficient to satisfy all potential grants through and including those made through 2020.

As explained more fully in the Company’s prior filings, the Company’s executive officers, including but not limited to the Named Executive Officers, all received a single grant of restricted shares in January 2015 that was equal in value to three years of their anticipated cash bonus and restricted stock grants, all subject to criteria under which the shares could be earned and vested. The shares may be earned in three tranches if the Company achieves one of the three revenue and EBITDA levels that were established at the time of the grant; after earning any tranche, it will vest three years thereafter. At present, none of these shares have been earned, and if they are not earned by December 31, 2017 they will be forfeited to the Company. Slightly over 700,000 shares of those originally authorized were utilized in this process, and none of those shares will be vested, if at all, until 2019 or 2020 at the earliest. It is not anticipated that the executive officers who received these shares will receive additional grants in 2016 or 2017.

Should the shareholders approve the Amended Plan there will be an aggregate of 555,705 shares eligible for future awards under the Amended Plan, excluding shares that may become available for awards under the Amended Plan by reason of expiration or forfeiture of outstanding awards as provided in the Amended Plan, through 2026.

Shareholder Approval of Amended Plan

Under Section 162(m), a publicly traded company may not deduct for tax purposes compensation over $1,000,000 paid to its Chief Executive Officer or its four other most highly compensated executive officers (excluding the Chief Financial Officer), unless the compensation is “performance-based.” Compensation is considered “performance-based” only if it is paid as a result of the executive officer or company meeting one or more objective performance goals. The performance goals must also be in writing and authorized by a compensation committee consisting of two or more members, all of whom must be “outside directors” as defined by the Code. The performance goals must be set before it can be known whether or not the executive officer will meet the goals. The material terms of the performance goals or the means of determining them must also be disclosed to and approved by stockholders before the compensation is paid. We believe that the criteria described in the Amended Plan as the basis for awarding incentive compensation meet all of the necessary requirements and, if approved by shareholders, will render compensation paid under the Amended Plan deductible. We are seeking shareholder approval in order to obtain favorable tax treatment under Section 162(m) of the Internal Revenue Code.

In addition to the aforementioned criteria, the NASDAQ listing rules requires Companies traded on the NASDAQ to obtain shareholder approval of any material modification to an equity incentive plan.

In the event that stockholders do not approve the Amended Plan then we will not make grants of additional shares of equity thereunder beyond those currently available under the Plan.

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Description of the Amended Plan

General. The Amended Plan is designed to enable us to attract, retain and motivate our directors, officers, employees and consultants, and to further align their interests with those of our stockholders, by providing for or increasing their ownership interests in our company. The following description of the Amended Plan is a summary and is therefore qualified in its entirety by reference to the complete text of the Amended Plan, which is attached hereto as Exhibit A.

Administration. The Amended Plan is administered by the Compensation and Organizational Committee of our Board of Directors, with ultimate approval of any decision subject to Board approval. Subject to the specific provisions of the Amended Plan, the Compensation and Organizational Committee is authorized to select persons to participate in the Amended Plan, determine the form and substance of grants made under the Amended Plan to each participant, modify the terms of grants made under the Amended Plan, and otherwise make all determinations for the administration of the Amended Plan.

Participation. Individuals eligible to participate in the Amended Plan are directors (including non-employee directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, us or our subsidiaries.

Type of Award. The Amended Plan provides for the issuance of stock options, stock appreciation rights (“SARs”), restricted stock, deferred stock, dividend equivalents, other stock-based awards and performance awards. Performance awards will be based on the achievement of one or more business or personal criteria or goals, as described below.

Available Shares. 1,250,000 shares of our common stock are reserved for issuance under the Plan, subject to certain adjustments reflecting changes in our capitalization. The shares were registered on Form S-8 under the Securities Act of 1933 on December 23, 2014. To date, we have granted 1,144,294 shares of restricted common stock to certain of our officers, directors and employees under the Plan. We seek to add 450,000 shares via approval of the Amended Plan, which we believe will satisfy all anticipated compensation needs for current Directors, Officers, Employees and new employees through the next two to five years. If approved, the total shares available for grant under the Amended Plan shall be limited to 1,700,000, with 555,705 shares remaining available for grant.

Treatment of Unused or Forfeited Shares. If any grant under the Amended Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise. then such unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the Amended Plan.

Limits on Grants. The Amended Plan provides that the Compensation and Organizational Committee shall not grant, in any one calendar year, to any one participant awards to purchase or acquire a number of shares of common stock in excess of 30% of the total number of shares authorized for issuance under the Amended Plan or an award in excess of $6 million in value. No non-employee Director shall receive a grant in excess of $600,000 in any calendar year.

Option Grants. Options granted under the Amended Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified stock options, as the Compensation and Organizational Committee may determine. Incentive stock options may only be granted to our employees. The exercise price per share for each option will be established by the Compensation and Organizational Committee, except that the exercise price may not be less than 100% of the fair market value of a share of common stock as of the date of grant of the option. In the case of the grant of any incentive stock option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all of our classes of stock, the exercise price may not be less than 110% of the fair market value of a share of common stock as of the date of grant of the option. We do not anticipate making grants of options under the Amended Plan, however, because of the unfavorable tax treatment to which stock options are subject under ASC 718.

Stock Appreciation Rights. SARs entitle a participant to receive shares of our common stock with a value equal to the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The grant price and the term of a SAR will be determined by the Compensation and Organizational Committee, provided that (1) the exercise price of a SAR may never be less than the fair market value of a shares of our common stock on the date the SAR is granted, (2) our common stock is traded on an established securities market, (3) only shares of our common stock

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may be delivered in settlement of the right upon exercise and (4) the SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

Termination of Options and SARs. Unless otherwise determined by the Compensation and Organizational Committee, and subject to certain exemptions and conditions, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for us for any reason other than death, disability, retirement or termination for cause, all of the participant’s options and SARs that were exercisable on the date of such cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not compete with us during such 90-day period without the written consent of the Board of Directors or the Compensation and Organizational Committee. In the case of death or disability, but in no event after the expiration date of the options or SARs, all of the participant’s options and SARs that were exercisable on the date of such death or disability will remain so for a period of 180 days from the date of such death or disability; provided that the participant does not compete with us during such 180-day period without the written consent of the Board of Directors or the Compensation and Organizational Committee. In the case of retirement, all of the participant’s options and SARs that were exercisable on the date of retirement will remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not compete with us during such 90-day period without the written consent of the Board of Directors or the Compensation and Organizational Committee. In the case of a termination for cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for us for any reason, all of the participant’s options and SARs will expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

Restricted Stock and Restricted Stock Units. Restricted stock is a grant of shares of our common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period set by the Compensation and Organizational Committee. A participant granted restricted stock generally has all of the rights of a stockholder, unless the Compensation and Organizational Committee determines otherwise. An award of a restricted stock unit confers upon a participant the right to receive shares of our common stock at the end of a vesting period set by the Compensation and Organizational Committee, unless the participant elects in a timely fashion to defer the receipt of shares with respect to the restricted stock unit, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of the vesting or deferral period. Prior to settlement, an award of a restricted stock unit carries no voting or dividend rights or other rights associated with share ownership, although the participant shall have the right to receive accumulated dividends on distributions with respect to the corresponding number of shares of our common stock underlying the unit at the end of the vesting or deferral period.

Dividend Equivalents. Dividend equivalents confer the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock. Dividend equivalents may be granted alone or in connection with another award, and may be paid currently or on a deferred basis. If deferred, dividend equivalents may be deemed to have been reinvested in additional shares of our common stock.

Other Stock-Based Awards. The Compensation and Organizational Committee is authorized to grant other awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock, under the Amended Plan. These awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance as a company or any other factors designated by the Compensation and Organizational Committee. The Compensation and Organizational Committee will determine the terms and conditions of these awards.

Performance Awards. The Compensation and Organizational Committee may subject a participant’s right to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, to performance conditions specified by the Compensation and Organizational Committee. Performance awards may be granted under the Amended Plan in a manner that results in their qualifying as performance-based compensation exempt from the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code for compensation in excess of $1,000,000 paid to our chief executive officer and our four highest compensated officers. The Compensation and Organizational Committee will determine performance award terms, including the required levels of performance with respect to particular business criteria, as listed below, the corresponding amounts payable upon achievement of those levels of performance, termination and forfeiture provisions and the form of settlement. In granting performance awards, the Compensation and Organizational Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more

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business criteria. Business criteria will include, for example, any one or more of the following: (i) operating income (before or after taxes); (ii) earnings per share (before or after taxes); (iii) sales or product volume growth; (iv) operating income before or after depreciation and amortization (and including or excluding capital expenditures); (v) cash flow (including but not limited to, operating cash flow, free cash flow and cash flow return on capital); (vi) operating profit (before or after taxes); (vii) book value; (viii) net earnings (before or after taxes); (ix) market share; (x) return measures (including, but not limited to, return on capital, invested capital, assets, equity); (xi) margins; (xii) share pricing (including but not limited to, growth measures and total shareholder return); (xiii) comparable or sales; (xiv) net income (before or after taxes); (xv) productivity improvement or operating efficiency; (xvi) costs or expenses; (xvii) shareholder’s equity; (xviii) revenues or sales; (xix) earnings before or after taxes, interest, depreciation, and/or amortization; (xx) revenue-generating unit-based metrics; (xxi) expense targets; (xxii) individual performance objectives; (xxiii) working capital targets; (xxiv) measures of economic value added; (xxv) inventory control; (xxvi) enterprise value or (xxvii) objective measures of customer satisfaction.

Amendment of Outstanding Awards and Amendment/Termination of Amended Plan. The Board of Directors or the Compensation and Organizational Committee generally will have the power and authority to amend or terminate the Amended Plan at any time without approval from our stockholders. The Compensation and Organizational Committee generally will have the authority to amend the terms of any outstanding award under the plan, subject to certain limitations set forth in the plan, at any time without approval from our stockholders. No amendment will become effective without the prior approval of our stockholders if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code, under provisions of Section 422 of the Code or by any listing requirement of the principal stock exchange on which our common stock is then listed. Unless previously terminated by the Board of Directors or the Compensation and Organizational Committee, the Amended Plan will terminate on the tenth anniversary of the adoption of the Amended Plan. No termination of the Amended Plan will materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Amended Plan.

Transfer of Awards. Unless the Compensation and Organizational Committee determines otherwise or unless a transfer meets certain requirements set forth in the Amended Plan, no award granted under the Amended Plan may be transferred by a participant. In the event an award is transferred in accordance with the requirements of the Amended Plan, all provisions of the Amended Plan will continue to apply to such award and the transferee of such award shall be bound thereby.

Change of Control. Unless otherwise determined by the Compensation and Organizational Committee, if certain events occur which constitute a change of control of the Company as defined in the plan and a participant’s employment or service as a director, officer or employee is terminated within 12 months thereafter without cause, by reason of death, disability or retirement, or by the participant after certain changes in the nature of that participant’s employment or failure by the Company to fulfill their obligations towards the participant: (i) any awards carrying a right to exercise that was not previously vested and exercisable shall be fully vested and exercisable for 180 days after the date of such termination and (ii) with respect to other awards, any restrictions, deferrals of settlement or other conditions, with certain exceptions, will be deemed lapsed and such awards deemed fully vested and (iii) the performance goals and conditions relating to any performance awards, in the discretion of the Compensation and Organizational Committee, shall be deemed met as of the date of the change in control. In the event of a merger or consolidation in which our capital stock outstanding immediately prior thereto does not represent 50% of the outstanding capital stock of the surviving entity, the Compensation and Organizational Committee may cancel any or all outstanding options under the Amended Plan in consideration for payment to the holders of those options the net consideration they would have received in such transaction if their options had been fully exercised immediately prior thereto.

Amended Plan Benefits

Future grants under the Amended Plan will be made at the discretion of the Compensation and Organizational Committee and, accordingly, are not yet determinable. The Directors currently receive annual grants of Restricted Stock equal in value to $115,000 on the date of grant and such grants are anticipated to continue in the future.

In addition to the discretionary nature of future grants, the value of the awards granted under the Amended Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Amended Plan. Awards granted to our Named Executive Officers in fiscal 2015 under the Plan are included in the Summary Compensation Table on page 18. In addition, the following table sets forth equity based awards

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granted in fiscal 2015 under the Plan to our executive officers, as a group, our other employees who are not executive officers, as a group, and our non-management directors, as a group.

Restricted Stock
Executives	126,587
Non-Management Directors	0
All Employees (excluding executives)	113,547

The Securities Authorized for Issuance under the Equity Compensation Plans Table below provides information as of February 29, 2016, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity and the number of securities remaining available for issuance.

Equity Compensation Plan Information

The following table sets forth, as of February 29, 2016, certain information related to our outstanding equity:

Equity Compensation Plan Information as of February 29, 2016

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity incentive plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	105,706
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	105,706

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes the federal income tax consequences to participants who may receive grants of Awards under the Amended Plan. This discussion of federal income tax consequences does not purport to be a complete analysis of all potential tax effects of the Amended Plan. This discussion is based upon interpretation of laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Restricted Stock. In the absence of a Section 83(b) election (as described below), a participant who receives restricted shares will recognize no income at the time of grant. When any applicable restrictions expire, a participant will recognize ordinary income (treated as compensation) equal to the fair market value of the shares when the restrictions expire over the amount paid for the shares (if any). The Company generally will be entitled to a deduction equal to the fair market value of the shares when included in the participant’s income.

If a Section 83(b) election is made within 30 days of the initial grant, the participant must recognize the fair market value of the restricted shares on the date of grant as ordinary income (treated as compensation) as of the date of grant, and the holding period would begin at the time the restricted shares are granted. The Company generally would be entitled to a corresponding business expense deduction for the grant, but dividends on the shares would not be deductible. Any subsequent disposition of the shares by the participant, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term,

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depending on the holding period. Upon a subsequent forfeiture of restricted shares with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made; however, the participant will generally be allowed a loss deduction equal to the amount (if any) the participant paid for the restricted shares over the amount (if any) the Company paid the participant for the restricted shares at the time it is forfeited.

Incentive Stock Options. A participant will not recognize any taxable income upon the grant or exercise of an incentive stock option qualifying under Section 422 of the Code; however, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If stock acquired upon the exercise of an incentive stock option is disposed of within two years after the date of grant and within one year after the issuance of such shares to the participant, (a “disqualifying disposition”), generally (i) the participant will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares and (ii) the Company will be entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

If stock is issued to a participant pursuant to the exercise of an incentive stock option, and if no disposition of the shares is made by the participant within two years after the date of grant and within one year after the issuance of such shares to the participant, then (i) upon the resale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss and (ii) no deduction will be allowed to the Company for federal income tax purposes.

Non-qualified Stock Options. A participant will not recognize taxable income for the grant of nonqualified stock options. Upon the exercise of a nonqualified stock option, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and the Company is entitled to a tax deduction in the same amount. Upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of a participant who is also an employee at the time of grant, any income recognized upon exercise of a nonqualified stock option will constitute wages for which withholding will be required.

Stock Appreciation Rights. Upon exercise of a stock appreciation right, the participant will recognize ordinary income (treated as compensation) in an amount equal to the cash received. The Company generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary compensation income.

Restricted Stock Units. A participant who receives restricted share units will recognize no income at the time of grant. In general, the participant will recognize ordinary income in the year in which the shares subject to that award vest and are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received, if any, and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above in “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as a capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m). Under Section 162(m) of the Internal Revenue Code, the Company may not take a tax deduction for compensation to certain executive officers in excess of $1 million per year, unless the compensation is “performance-based compensation” or qualifies under certain other exceptions. The Amended Plan contains provisions authorizing the grant of

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stock options, stock appreciation rights, restricted shares and restricted share units that may constitute performance-based awards within the meaning of Section 162(m). To the extent that awards under the Amended Plan constitute performance-based awards, the awards should qualify as “performance-based compensation” for purposes of Section 162(m).

Other Matters

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented at the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

/s/ CRAIG B. REYNOLDS

Chairman of the Board
March 14, 2016

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EXHIBIT A

SYMMETRY SURGICAL, INC.
AMENDMENT NO. 1 TO THE
2014 EQUITY INCENTIVE PLAN

1. Purpose.

This Plan, as amended, shall be known as the 2014 Equity Incentive Plan, as Amended (the Plan, as amended, is referred to herein as the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Symmetry Surgical, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock units, restricted stock, performance awards or any combination of the foregoing may be made under the Plan.

2. Definitions.

(a) “Board of Directors” and “Board” mean the board of directors of the Company.

(b) “Cause” shall, with respect to any participant, have the equivalent meaning as the term “cause” or “for cause” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean the occurrence of one or more of the following events:

(i)  Conviction of any felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(ii)  Deliberate or reckless conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise, or any other serious misconduct of such a nature that the participant’s continued relationship with the Company or a Subsidiary may reasonably be expected to adversely affect the business or properties of the Company or any Subsidiary; or

(iii) Willful refusal to perform or reckless disregard of duties properly assigned, as determined by the Company; or

(iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

For purposes of this Section 2(b), any good faith determination of “Cause” made by the Committee shall be binding and conclusive on all interested parties.

(c) “Change in Control” means the occurrence of one of the following events:

(i)  if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares or the combined voting power of the then outstanding securities of the Company; or

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

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(iii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv) the consummation of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board, a subcommittee thereof, or its delegate(s) or designee(s) specifically charged with taking certain actions hereunder by the Compensation Committee.

(f) “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company that occurs.

(g) “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 2% of, a corporation, partnership, firm or other entity that engages in any business which competes with any product or service of the Company or any Subsidiary.

(h) “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or any agreement between the eligible participant and the Company as otherwise determined by the Committee.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Exempt Person” means any employee benefit plan of the Company or any Subsidiary, or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary.

(k) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(l) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(m) “Good Reason” shall, with respect to any participant, have the equivalent meaning as the term “good reason” or “for good reason” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean (i) the assignment to the participant of any duties materially inconsistent with the participant’s duties or responsibilities as assigned by the Company (or a Subsidiary), or any other action by the Company (or a Subsidiary) which results in a material diminution in such duties or responsibilities, excluding for this purpose any isolated, insubstantial and inadvertent actions not taken in bad faith and which are remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; (ii) any material failure by the Company (or a Subsidiary) to make any payment of compensation or pay any benefits to the participant that have been agreed upon between the Company (or a Subsidiary) and the participant in writing, other than an isolated, insubstantial or inadvertent failure not occurring intentionally and which is remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; or (iii) the Company’s (or Subsidiary’s) requiring the participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of award, except for travel reasonably required in the performance of the participant’s responsibilities.

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(n) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(o) “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(p) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(q) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(r)  “Performance Award” means a right, granted to a participant under Section 12 hereof, to receive awards based upon performance criteria specified by the Committee.

(s) “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement, all with the approval of the Committee.

(t) “Share” means a share of Common Stock that may be issued pursuant to the Plan.

(u) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan (so long as such modification does not adversely impact any participant’s rights under any grant), (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4. Shares Available for the Plan; Limit on Awards.

Subject to adjustments as provided in Section 19, the number of Shares that may be issued pursuant to the Amended Plan as awards shall not exceed 1,700,000 shares, with 1,250,000 approved under the original Plan and an additional 450,000 approved in this Amendment. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, then such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan.

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Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 21 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

In any one calendar year, the Committee shall not grant to any one employee participant awards to purchase or acquire a number of Shares in excess of fifty percent (50%) of the total number of Shares authorized under the Plan or any other awards hereunder greater than $6 million in value on the date of grant pursuant to this Section 4. Further, it shall not grant to any Non-Employee Director a grant of Shares or other award(s) hereunder valued at more than $600,000 on the date of grant.

5. Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the capacity as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee except to the extent that such action prejudices any participant’s rights thereunder or under any grant.

Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock units, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6. Incentive and Non-Qualified Stock Options and SARs.

The Committee may, from time to time, grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a) Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, except that the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft,

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money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (iv) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment and the Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

(c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased, in whole or in part, at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e)  Termination.

(i) Death or Disability. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain so for a period of 180 days from the date of such death or Disability, but in no event after the expiration date of the options or SARs; provided that a participant who qualifies hereunder pursuant to Disability does not engage in Competition during such 180-day period unless he or she received written consent to do so from the Board or the Committee. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii)  Retirement. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of

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Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of  Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii) Discharge for Cause or Failure to Join Company. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv) Other Termination. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(f) Options Exercisable for Restricted Stock. The Committee shall have the discretion to grant options which are exercisable for Shares of restricted stock. Should the participant cease to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary while holding such Shares of restricted stock, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those Shares of restricted stock. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

7. Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan. SARs shall be subject to such terms and conditions as the Committee may specify; provided that (1) the exercise price of a SAR may never be less than the Fair Market Value of the Shares subject to the SAR on the date the right is granted, (2) the Shares are traded on an established securities market, (3) only Shares may be delivered in settlement of the right upon exercise, and (4) a SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to (A) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR multiplied by (B) the number of Shares as to which the SAR is exercised. Such distribution shall be in Shares having a Fair Market Value equal to such amount.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.

8. Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided

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in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares or unless the Committee allows the participant to satisfy this obligation via continued services. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

At such time as a participant ceases to be a director, officer, or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement (with Committee approval) during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9. Restricted Stock Units; Deferred Stock Units.

The Committee may at any time and from time to time grant restricted stock units under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock units shall specify the applicable restrictions on such units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 9), and the time or times at which such restrictions shall lapse with respect to all or a specified number of units that are part of the grant.

Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the participant to receive one Share from the Company at the end of the vesting period (the “Vesting Period”) of the applicable restricted stock unit, unless the participant elects in a timely fashion, as provided below, to defer the receipt of such Shares with respect to the restricted stock units. The Committee may require the payment by the participant of a specified purchase price in connection with any restricted stock unit award.

Except as otherwise provided by the Committee, during the Vesting Period the participant shall not have any rights as a shareholder of the Company; provided that the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless the participant elects in a timely fashion, as provided below, to defer the receipt of the Shares with respect to the restricted stock units, in which case such accumulated dividends or distributions shall be paid by the Company to the participant at such time as the payment of the Shares with respect to the deferred stock units.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to his or her death prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such participant’s death.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary upon becoming disabled (as defined under Section 409A(a)(2)(C) of the Code) or Retirement or for any other reason except termination for Cause prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units at the end of the applicable Deferral Period or on such accelerated basis as the Committee may determine, to the extent permitted by regulations issued under Section 409A(a)(3) of the Code.

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Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to termination for Cause such participant shall immediately forfeit any deferred stock units which would have matured or been earned at the end of the applicable Deferral Period.

Except as otherwise provided by the Committee, in the event of a Change in Control that also constitutes a “change in the ownership or effective control of” the Company, or a “change in the ownership of a substantial portion of the assets” of the Company (in each case as determined under IRS Notice 2005-1, as amended or supplemented from time to time, or regulations issued pursuant to Section 409A(a)(2)(A)(v) of the Code), a participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of the applicable Deferral Period as if such Deferral Period had ended immediately prior to the Change in Control; provided, however, that if an event that constitutes a Change in Control hereunder does not constitute a “change in control” under Section 409A of the Code (or the regulations promulgated thereunder), no payments with respect to the deferred stock units shall be made under this paragraph to the extent such payments would constitute an impermissible acceleration under Section 409A of the Code.

10. Dividend Equivalents.

The Committee is authorized to grant dividend equivalents to a participant entitling the participant to receive cash, Shares, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock of the Company, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Committee may provide that dividend equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock of the Company, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

11. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock of the Company, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration (including without limitation loans from the Company or a Subsidiary to the extent permissible under the Sarbanes Oxley Act of 2002 and other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the Plan, may also be granted pursuant to this Section 11 subject to any requirements established by the Board or Committee.

12. Performance Awards.

The Committee is authorized to make Performance Awards payable in cash, Shares, or other awards, on terms and conditions established by the Committee, subject to the provisions of this Section 12.

(a) Performance Goals. The performance goals for such Performance Awards shall be based on objective performance criteria established in advance by the Compensation Committee that are measured in terms of one or more of the following objectives: (i) operating income (before or after taxes); (ii) earnings per share (before or after taxes and before or after any adjustments that have been approved by the Board of Directors, including but not limited to excluding the impact of amortization of intangible assets and debt issuance costs, asset impairment charges, the net gain on insurance proceeds received, unrealized foreign currency impact on an intercompany loan, stock compensation expense, transaction related costs, facility closure and severance costs, product recall costs and loss on debt extinguishment); (iii) sales or product volume growth; (iv) operating income before or after depreciation and amortization (and including or excluding capital expenditures); (v) cash flow (including but not limited to, operating cash flow, free cash flow and cash flow return on capital); (vi) operating profit (before or after taxes); (vii) book value; (viii) net earnings (before or after taxes); (ix) market share; (x) return measures (including, but not limited to, return on capital, invested capital, assets, equity); (xi) margins; (xii) share pricing (including but not limited to, growth measures and total shareholder return); (xiii) comparable

41

or sales; (xiv) net income (before or after taxes); (xv) productivity improvement or operating efficiency; (xvi) costs or expenses; (xvii) shareholder’s equity; (xviii) revenues or sales; (xix) earnings before or after taxes, interest, depreciation, and/or amortization; (xx) revenue-generating unit-based metrics; (xxi) expense targets; (xxii) individual performance objectives; (xxiii) working capital targets; (xxiv) measures of economic value added; (xxv) inventory control; (xxvi) enterprise value; (xxvii) objective measures of customer satisfaction. The foregoing performance criteria may relate to the Company, one or more of its subsidiaries, or one or more of its or their divisions or units, or departments or functions, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more subsidiary, or any combination thereof, all as the Committee shall determine. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

Achievement of performance goals in respect of such Performance Awards shall be measured over any performance period determined by the Committee. During the performance period, the Committee shall have the authority to adjust the performance goals and objectives for such performance period for the occurrence of extraordinary acts, with any such decision including an evaluation of the extent to which an adjustment may impact deductibility under Code Section 162(m) (to the extent applicable). The Committee shall also have the authority to reduce or eliminate the compensation or other economic benefit that is due upon attainment of the performance goal for such reasons as it deems equitable, including, but not limited to the occurrence of extraordinary acts. A performance award shall be paid no later than two and one-half months after the last day of the tax year in which a performance period is completed.

The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals during the given performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

Settlement of Performance Awards shall be in cash, Shares, other awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of the participant’s employment or service prior to the end of a performance period or settlement of Performance Awards, in accordance with all applicable laws and regulations, including, but not limited to, Section 162(m) of the Code.

(b) Amendments. The Board or Committee shall not make any amendment or alteration if such amendment or alteration would result in the Plan or any individual Performance Award failing to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard.

13. Change in Control.

Unless otherwise determined by the Committee, if there is a Change in Control of the Company and a participant’s employment or service as a director, officer, or employee of the Company or a Subsidiary, is terminated (1) by the Company without Cause, (2) by reason of the participant’s death, Disability, or Retirement, or (3) by the participant for Good Reason, within a period before or after such Change in Control as determined by the Committee and memorialized in the applicable Agreement with the Participant:

(i) any award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, and shall remain so for up to 180 days after the date of termination (but in no event after the expiration date of the award), subject to applicable restrictions;

(ii) any restrictions, deferral of settlement, and forfeiture conditions applicable to any other award granted under the Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the participant, and subject to applicable restrictions; and

42

(iii) with respect to any outstanding Performance Award, the Committee may, within its discretion, deem the performance goals and other conditions relating to the Performance Award as having been met as of the date of the Change in Control. Such performance award shall be paid no later than two and one-half months after the last day of the tax year in which such Change in Control occurred (or in the event that such Change in Control causes the tax year to end, no later than two and one-half months after the closing of such Change in Control).

Notwithstanding the foregoing, or any other provision of this Plan to the contrary, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

14. Withholding Taxes.

(a)  Participant Election. With Committee approval, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. If allowed by the Committee, such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 14(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 14(a) or this Section 14(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

15. Written Agreement; Vesting.

Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise or except as otherwise provided in Sections 6, 7, and 8 in connection with a Change in Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

16. Transferability.

Unless the Committee determines otherwise, no award granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall

43

in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 16, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

17. Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, restricted stock unit, or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

18. Transfers Between Company and Subsidiaries.

The transfer of an employee, consultant or independent contractor from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment or services; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

19. Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs; provided, however, that the Committee shall not be required to make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) canceled in exchange for cash or other property (but, with respect to vested deferred stock units, only if such merger, consolidation, other reorganization, or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code), terminated with no payment in the event that an option or SAR has an exercise price higher than the per-share price to be paid at the merger, consolidation or other reorganization, or (c) fully vested notwithstanding any then-existing vesting or performance period that has not elapsed or been satisfied, or (d) cancelled, in whole or in part, without consideration if it is determined by the Committee in its reasonable discretion that any performance goals or other requirements to earn such awards have not been achieved and are not likely to be achieved during any performance measurement period, or (e) assumed by the surviving or continuing corporation.

20. Amendment and Termination of the Plan.

The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in this Section 20 and Section 21 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the

44

implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

21. Amendment or Substitution of Awards under the Plan.

(a) Except as limited herein, the terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including any acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares (but only to the extent permitted by regulations issued under Section 409A(a)(3) of the Code); provided that, except as otherwise provided in Section 16, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange, or grant (a) would not constitute a distribution of deferred compensation for purposes of Section 409A(a)(3) of the Code or (b) constitutes a distribution of deferred compensation that is permitted under regulations issued pursuant to Section 409A(a)(3) of the Code.

(b) Notwithstanding any provision in the Plan to the contrary, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities, or similar transaction(s), no adjustment or reduction of the exercise price of any outstanding Stock Option or SAR in the event of a decline in Stock price is permitted without approval by the Company’s stockholders. The foregoing prohibition includes (i) reducing the exercise price of outstanding Stock Options or SARs, (ii) cancelling outstanding Stock Options or SARs in connection with granting of Stock Options or SARs with a lower exercise price to the same individual, (iii) cancelling a Stock Option or SAR in exchange for a cash or other payment, and (iv) take any other action that would be treated as a repricing of a Stock Option or SAR under the rules of the primary stock exchange on which the Stock is listed.

22. Commencement Date; Termination Date.

The date of commencement of the Plan was December 4, 2014, and this Amendment shall be effective as of the date that it is approved by the shareholders of the Company. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on the tenth anniversary of the date this Amendment is approved by the Company’s Shareholders. No termination of the Plan, as amended, shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

23. Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

24. Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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SYMMETRY SURGICAL INC. ATTN: DAVID MILNE 3034 OWEN DRIVE ANTIOCH, TN 37013

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		All	All	Except
The Board of Directors recommends you vote FOR
the following:		☐	☐	☐

1.	To elect two Class II Directors for a three year term

Nominees

01	Craig Reynolds	02 James Burns

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain

2.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2016.						☐	☐	☐

3.	To approve the amendment to the Company’s 2014 Equity Incentive Plan.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

0000271411_1     R1.0.1.25

Proxy – Symmetry Surgical Inc.

Solicited on Behalf of the Board of Directors

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2016 beginning at 9:00 A.M E.D.T

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com .

SYMMETRY SURGICAL INC.
Annual Meeting of Shareholders
April 27, 2016 9:00 AM E.D.T
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Francis T. Nusspickel and Thomas J. Sullivan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SYMMETRY SURGICAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 09:00 AM, E.D.T. on April 27, 2016, at Newark Liberty International Airport Marriott, 1 Hotel Rd., Newark, NJ 07114, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000271411_2     R1.0.1.25